 PROSPECTUS                                                     JANUARY 21, 1998
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    Smith Barney Total Return Bond Fund
    388 Greenwich Street
    New York, New York 10013
    (800) 451-2010

    Smith Barney Total Return Bond Fund (the "Fund") is a diversified bond fund that seeks to maximize total return, consisting of capital appreciation and income, by investing in a portfolio of fixed-income securities of varying maturities.

    The Fund is one of a number of funds, each having distinct investment objectives and policies, making up the Smith Barney Income Funds (the "Trust"). The Trust is an open-end management investment company commonly referred to as a mutual fund.

    The initial subscription period for shares is scheduled to end on February 26, 1998 (the "Subscription Period"). After the expiration of the Subscription Period or a limited continuous offering period, the Fund will suspend the offering of shares to the public. A continuous offering of shares is expected to commence on or about March 16, 1998. See "Purchase of Shares."

    This Prospectus sets forth concisely certain information about the Fund and the Trust, including sales charges, distribution and service fees and expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference. Shares of other investment funds offered by the Trust are described in separate prospectuses that may be obtained by calling the Trust at the telephone number set forth above or by contacting a Smith Barney Financial Consultant.

    Additional information about the Fund and the Trust is contained in a Statement of Additional Information dated January 21, 1998, as amended or supplemented from time to time, that is available upon request and without charge by calling or writing the Trust at the telephone number or address set forth above or by contacting a Smith Barney Financial Consultant. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.

SMITH BARNEY INC.
Distributor

MUTUAL MANAGEMENT CORP.
Investment Manager

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 TABLE OF CONTENTS
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
PROSPECTUS SUMMARY                                                             3
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INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES                                   9
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VALUATION OF SHARES                                                           19
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DIVIDENDS, DISTRIBUTIONS AND TAXES                                            20
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PURCHASE OF SHARES                                                            22
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EXCHANGE PRIVILEGE                                                            33
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REDEMPTION OF SHARES                                                          36
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MINIMUM ACCOUNT SIZE                                                          39
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PERFORMANCE                                                                   39
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MANAGEMENT OF THE TRUST AND THE FUND                                          40
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DISTRIBUTOR                                                                   41
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ADDITIONAL INFORMATION                                                        42
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

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    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION IN ANY SUCH JURISDICTION.
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2

 PROSPECTUS SUMMARY
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    THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY DETAILED INFORMATION
APPEARING ELSEWHERE IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION. CROSS REFERENCES IN THIS SUMMARY ARE TO HEADINGS IN THE PROSPECTUS. SEE "TABLE OF CONTENTS."

INVESTMENT OBJECTIVE The Fund is an open-end, diversified, management investment company whose investment objective is to maximize total return. The Fund seeks to achieve its objective by investing in a professionally managed portfolio consisting of fixed-income securities of varying maturities. The Fund will invest primarily in the following types of securities: U.S. government securities; corporate debt securities; mortgage-related securities; and taxable municipal securities. The allocation and reallocation of the Fund's assets will be undertaken by Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc., on the basis of its analysis of economic and market conditions and the relative risks and opportunities of particular types of fixed-income securities.

ALTERNATIVE PURCHASE ARRANGEMENTS The Fund offers several classes of shares ("Classes") to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rates of expenses to which they are subject. A fourth Class of shares, Class Y shares, is offered only to investors meeting an initial investment minimum of $5,000,000. See "Purchase of Shares" and "Redemption of Shares."

    CLASS A SHARES. Class A shares are sold at net asset value plus an initial sales charge of up to 4.50% and are subject to an annual service fee of 0.25% of the average daily net assets of the Class. The initial sales charge may be reduced or waived for certain purchases. Purchases of Class A shares of $500,000 or more will be made at net asset value with no initial sales charge but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. See "Prospectus Summary -- Alternative Purchase Arrangements -- Reduced or No Initial Sales Charge."

    CLASS B SHARES. Class B shares are offered at net asset value subject to a maximum CDSC of 4.50% of redemption proceeds, declining by 0.50% the first year after purchase and by 1.00% each year thereafter to zero. This CDSC may be waived for certain redemptions. Class B shares are subject to an annual service fee of 0.25% and an annual distribution fee of 0.50% of the average daily net assets of the Class. The Class B shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares.

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 PROSPECTUS SUMMARY (CONTINUED)
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    CLASS B SHARES CONVERSION FEATURE.  Class B shares will convert automatically to Class A shares, based on relative net asset value, eight years after the date of the original purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions ("Class B Dividend Shares") will be converted at that time. See "Purchase of Shares -- Deferred Sales Charge Alternatives."

    CLASS C SHARES. Class C shares are sold at net asset value with no initial sales charge. They are subject to an annual service fee of 0.25% and an annual distribution fee of 0.45% of the average daily net assets of the Class, and investors pay a CDSC of 1.00% if they redeem Class C shares within 12 months of purchase. The CDSC may be waived for certain redemptions. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares. Purchases of Fund shares, which when combined with current holdings of Class C shares of the Fund equal or exceed $500,000 in the aggregate, should be made in Class A shares at net asset value with no sales charge, and will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

    CLASS Y SHARES. Class Y shares are available only to investors meeting an initial investment minimum of $5,000,000. Class Y shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any service or distribution fees.

    In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

    INTENDED HOLDING PERIOD. The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended duration of his or her investment. Shareholders who are planning to establish a program of regular investment may wish to consider Class A shares; as the investment accumulates shareholders may qualify for reduced sales charges and the shares are subject to lower ongoing expenses over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional invested amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.

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    Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, they do not have a conversion feature and therefore are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class C shares to investors with longer-term investment outlooks.

    REDUCED OR NO INITIAL SALES CHARGE. The initial sales charge on Class A shares may be waived for certain eligible purchasers and the entire purchase price would be immediately invested in the Fund. In addition, Class A share purchases of $500,000 or more will be made at net asset value with no initial sales charge but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The $500,000 investment may be met by adding the purchase to the net asset value of all Class A shares held in certain funds sponsored by Smith Barney Inc. ("Smith Barney") listed under "Exchange Privilege." Class A share purchases may also be eligible for a reduced initial sales charge. See "Purchase of Shares." Because the ongoing expenses of Class A shares may be lower than those for Class B and Class C shares, purchasers eligible to purchase Class A shares at net asset value or at a reduced sales charge should consider doing so.

    Smith Barney Financial Consultants may receive different compensation for selling the different Classes of shares. Investors should understand that the purpose of the CDSC on the Class B and Class C shares is the same as that of the initial sales charge on the Class A shares.

    See "Purchase of Shares" and "Management of the Trust and the Fund" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Valuation of Shares," "Dividends, Distributions and Taxes" and "Exchange Privilege" for other differences between the Classes of shares.

SMITH BARNEY 401(k) AND EXECCHOICE-TM- PROGRAMS Investors may be eligible to participate in the Smith Barney 401(k) Program, which is generally designed to assist plan sponsors in the creation and operation of retirement plans under
Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), as well as other types of participant-directed, tax-qualified employee benefit plans. Other investors may be eligible to participate in the Smith Barney ExecChoice-TM- Program. Class A and Class C shares are available as investment alternatives under both of these programs. See "Purchase of Shares -- Smith Barney 401(k) and ExecChoice-TM- Program Programs."

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PURCHASE OF SHARES  Shares may be purchased through the Fund's distributor,
Smith Barney, a broker that clears securities transactions through Smith Barney on a fully disclosed basis (an "Introducing Broker") or an investment dealer in the selling group during the continuous offering period.

    The initial subscription period for shares is scheduled to end on February 26, 1998 (the "Subscription Period"). After the expiration of the Subscription Period or a limited continuous offering period, the Fund will suspend the offering of shares to the public. A continuous offering of shares is expected to commence on or about March 16, 1998. See "Purchase of Shares."

INVESTMENT MINIMUMS Investors in Class A, Class B and Class C shares may open an account by making an initial investment of at least $1,000 for each account. Investors in Class Y shares may open an account for an initial investment of $5,000,000. Subsequent investments of at least $50 may be made for all Classes. The minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes through the Systematic Investment Plan are described below. There is no minimum investment requirement in Class A for unitholders who invest distributions from a unit investment trust ("UIT") sponsored by Smith Barney. See "Purchase of Shares."

SYSTEMATIC INVESTMENT PLAN The Fund offers shareholders a Systematic Investment Plan under which they may authorize the automatic placement of a purchase order each month or quarter for Fund shares. The minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes for shareholders purchasing shares through the Systematic Investment Plan on a monthly basis is $25 and on a quarterly basis is $50. See "Purchase of Shares."

REDEMPTION OF SHARES Shares may be redeemed on each day the New York Stock Exchange, Inc. ("NYSE") is open for business. See "Purchase of Shares" and "Redemption of Shares."

MANAGEMENT OF THE TRUST AND THE FUND MMC serves as the Fund's investment manager. MMC is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"), which, in turn, is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"), a diversified financial services holding company engaged, through its subsidiaries, principally in four business segments: Investment Services, Consumer Finance Services, Life Insurance Services and Property & Casualty Insurance Services. See "Management of the Trust and the Fund."

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EXCHANGE PRIVILEGE  Shares of a Class may be exchanged for shares of the same class of certain other Smith Barney Mutual Funds at the respective net asset values next determined. See "Exchange Privilege."

VALUATION OF SHARES Net asset value of the Fund for the prior day is generally quoted daily in the financial section of most newspapers and is also available from Smith Barney Financial Consultants. See "Valuation of Shares."

DIVIDENDS AND DISTRIBUTIONS Dividends from net investment are paid monthly and distributions of net realized capital gains, if any, are paid annually. See "Dividends, Distributions and Taxes."

REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares of any Class will be reinvested automatically, unless otherwise specified by an investor, in additional shares of the same Class at current net asset value. Shares acquired by dividend and distribution reinvestments will not be subject to any sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. See "Dividends, Distributions and Taxes."

RISK FACTORS AND SPECIAL CONSIDERATIONS There can be no assurance that the Fund will achieve its investment objective. The market value of fixed-income securities, which constitute a major part of the investments of the Fund, may vary inversely in response to changes in prevailing interest rates. The Fund may employ investment techniques which involve certain risks, including entering in repurchase agreements and reverse repurchase agreements, entering into forward roll transactions, purchasing or selling securities on a when-issued or delayed-delivery basis, lending portfolio securities and entering into transactions involving options and futures contracts. See "Investment Objective and Management Policies -- Certain Investment Strategies."

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THE FUND'S EXPENSES  THE FOLLOWING EXPENSE TABLE LISTS THE COSTS AND EXPENSES AN
INVESTOR WILL INCUR EITHER DIRECTLY OR INDIRECTLY AS A SHAREHOLDER OF THE FUND, BASED UPON THE MAXIMUM SALES CHARGE OR MAXIMUM CDSC THAT MAY BE INCURRED AT THE TIME OF PURCHASE OR REDEMPTION AND, UNLESS OTHERWISE NOTED, THE FUND'S OPERATING EXPENSES FOR ITS MOST RECENT FISCAL YEAR:

SMITH BARNEY TOTAL RETURN BOND FUND                 CLASS A   CLASS B   CLASS C   CLASS Y
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SHAREHOLDER TRANSACTION EXPENSES
    Maximum sales charge imposed on purchases (as
    a percentage of offering price)                   4.50%     None      None      None
    Maximum CDSC (as a percentage of original cost
    or redemption proceeds, whichever is lower)       None*     4.50%     1.00%     None
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ANNUAL FUND OPERATING EXPENSES
    (as a percentage of average net assets)
    Management fees                                   0.65%     0.65%     0.65%     0.65%
    12b-1 fees**                                      0.25      0.75      0.70      None
    Other expenses***                                 0.14      0.12      0.12      0.10
-----------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                              1.04%     1.52%     1.47%     0.75%
-----------------------------------------------------------------------------------------

  * Purchases of Class A shares of $500,000 or more will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.
 ** Upon conversion of Class B shares to Class A shares, such shares will no longer be subject to a distribution fee. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. As a result, long-term shareholders of Class C shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.
*** For Class A, B, C and Y shares, "Other Expenses" have been estimated because no Class A, B, C or Y shares were outstanding during the fiscal year ended July 31, 1997.

    Class A shares of the Fund purchased through the Smith Barney AssetOne Program will be subject to an annual asset-based fee, payable quarterly, in lieu of the initial sales charge. The fee will vary to a maximum of 1.50%, depending on the amount of assets held through the Program. For more information, please call your Smith Barney Financial Consultant.

    The sales charge and CDSC set forth in the above table are the maximum charges imposed on purchases or redemptions of Fund shares and investors may actually pay lower or no charges depending on the amount purchased and, in the case of Class B, Class C and certain Class A shares, the length of time the shares are held. See "Purchase of Shares" and "Redemption of Shares." Smith Barney receives an annual 12b-1 service fee of 0.25% of the value of average daily net assets of Class A shares. Smith Barney also receives, with respect to Class B shares, an annual 12b-1 fee of 0.75% of the value of average daily net assets of that Class, consisting of a 0.50% distribution fee and a 0.25% service fee. With respect to Class C shares, Smith Barney receives an annual 12b-1 fee

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of 0.70% of the value of average daily net assets of the Class, consisting of a
0.45% distribution fee and a 0.25% service fee. "Other expenses" in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.

EXAMPLE THE FOLLOWING EXAMPLE IS INTENDED TO ASSIST AN INVESTOR IN UNDERSTANDING THE VARIOUS COSTS THAT AN INVESTOR IN THE FUND WILL BEAR DIRECTLY OR INDIRECTLY. THE EXAMPLE ASSUMES PAYMENT BY THE FUND OF OPERATING EXPENSES AT THE LEVELS SET FORTH IN THE TABLE ABOVE. SEE "PURCHASE OF SHARES," "REDEMPTION OF SHARES" AND "MANAGEMENT OF THE TRUST AND THE FUND."

SMITH BARNEY TOTAL RETURN BOND FUND                  1 YEAR    3 YEARS
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An investor would pay the following expenses on a
$1,000 investment, assuming (1) 5.00% annual
return and (2) redemption at the end of each time
period:
    Class A                                            $ 55       $ 77
    Class B                                              60         78
    Class C                                              25         46
    Class Y                                               8         24
An investor would pay the following expenses on
the same investment, assuming the same annual
return and no redemption:
    Class A                                              55         77
    Class B                                              15         48
    Class C                                              15         46
    Class Y                                               8         24
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

    The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Fund's actual return will vary and may be greater or less than 5.00%. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

 INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES
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    The Fund seeks to maximize total return, consisting of capital appreciation and income, by investing in fixed-income securities. In attempting to achieve its objective, the Fund allocates and reallocates its assets primarily among various types of fixed-income securities selected by MMC. The types of fixed-income securities among which the Fund's assets will be primarily allocated are: obligations issued or guaranteed as to principal and interest by the United States

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government ("U.S. government securities"); mortgage-related securities issued by various governmental and non-governmental entities; domestic investment-grade corporate debt securities; and taxable municipal securities.

    The allocation and reallocation of the Fund's assets will be undertaken by MMC on the basis of its analysis of economic and market conditions and the relative risks and opportunities of particular types of fixed-income securities. The average portfolio duration will vary based on MMC's forecast for interest rates. At any given time, the Fund may be entirely or partially invested in a particular type of fixed-income security. Under normal conditions, at least 65% of the Fund's assets will be invested in fixed-income securities.

    The "total return" sought by the Fund will consist of interest and dividends from underlying securities, capital appreciation reflected in unrealized increases in value of fund securities (realized by the shareholder only upon selling shares), or realized from the purchase and sale of securities and the use of futures and options. The change in market value of fixed-income securities (and therefore their capital appreciation) is largely a function of changes in the current level of interest rates.

    The Fund's ability to achieve maximum total return is limited in certain markets because the Fund can only invest in fixed-income securities.

    CHARACTERISTICS AND RISKS OF SECURITIES AND INVESTMENT TECHNIQUES

    The Fund will invest principally in the following securities:

    U.S. GOVERNMENT SECURITIES

    The U.S. government securities in which the Fund may invest include direct obligations of the United States Treasury (such as Treasury Bills, Treasury Notes and Treasury Bonds) and obligations issued by U.S. government agencies and instrumentalities, including: securities supported by the full faith and credit of the United States (such as Government National Mortgage Association ("GNMA") certificates); securities supported by the right of the issuer to borrow from the United States Treasury (such as securities of Federal Home Loan Banks); and securities supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds). Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Certain U.S. government securities, such as those issued or guaranteed by GNMA, FNMA and FHLMC, are mortgage-related securities. U.S. government securities generally do not involve the credit risks associated with

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other types of interest bearing securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from interest-bearing corporate securities.

    CORPORATE DEBT SECURITIES

    Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt securities. The Fund will purchase a corporate debt security if MMC believes that the yield and, to a lesser extent, the potential for capital appreciation of the security are sufficiently attractive in light of the risks of ownership of the security. In determining whether the Fund should invest in a particular debt security, MMC will consider factors such as the price, coupon and yield to maturity of the security; the credit quality of the issuer; the issuer's available cash flow and the related coverage ratios; the property, if any, securing the obligation; and the terms of the debt security, including the subordination, default, sinking fund and early redemption provisions. MMC also will review the ratings, if any, assigned to the security by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") or other nationally recognized statistical rating organizations ("NRSROs"). MMC's judgments as to credit quality of a debt security may differ, however, from that suggested by the ratings published by a NRSRO.

    MORTGAGE-RELATED SECURITIES

    Mortgage-related securities in which the Fund may invest include mortgage obligations collateralized by mortgage loans or mortgage pass-through certificates. Under current market conditions, the Fund's holdings of mortgage-related securities may be expected to consist primarily of securities issued or guaranteed by GNMA, FNMA and FHLMC. The composition of the Fund's investments in mortgage-related securities, however, will vary from time to time based upon a determination of MMC on how best to achieve the Fund's investment objective, taking into account factors such as the liquidity and yield of various mortgage-related securities. Mortgage-related securities held by the Fund generally will be rated no lower than Aa by Moody's or AA by S&P or, if not rated, will be of equivalent investment quality as determined by MMC. MMC may also consider the ratings, if any, assigned to mortgage-related securities by NRSROs other than Moody's and S&P.

    Mortgage-related securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale, refinancing or foreclosure of the underlying residential property, net of fees or costs that may be incurred. Prepayments of principal on mortgage-related securities may tend to increase due to refinancing of mortgages as interest rates decline. Mortgage pools created by

-------------------------------------------------------------------
private organizations generally offer a higher rate of interest than government and government-related pools because no direct or indirect guarantees of payment are applicable with respect to the former pools. Timely payment of interest and principal in these pools, however, may be supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers can meet their obligation under the policies. Prompt payment of principal and interest on GNMA mortgage pass-through certificates is backed by the full faith and credit of the United States. FNMA-guaranteed mortgage pass-through certificates and FHLMC participation certificates are solely the obligations of those entities but are supported by the discretionary authority of the United States government to purchase the agencies' obligations. Collateralized mortgage obligations are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates structured to direct payments on underlying collateral to different series or classes of the obligations.

    To the extent that the Fund purchases mortgage-related securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The Fund's yield may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

    TAXABLE MUNICIPAL SECURITIES

    The Fund will also invest in a diversified portfolio of taxable long-term investment-grade securities issued by or on behalf of states and municipal governments, U.S. territories and possessions of the United States and their authorities, agencies, instrumentalities and political subdivisions ("Taxable Municipal Obligations"). The Taxable Municipal Obligations in which the Fund may invest are within the four highest ratings of Moody's (Aaa, Aa, A, Baa) or S&P (AAA, AA, A, BBB). Although securities rated in these categories are commonly referred to as investment grade, they may have speculative characteristics. In addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities. Furthermore, the market for Taxable Municipal Obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities. Interest on Taxable Municipal Obligations is includable in gross income for Federal income

-------------------------------------------------------------------
tax purposes and may be subject to personal income taxes imposed by any state of the United States or any political subdivision thereof, or by the District of Columbia.

    Further information about the Fund's investment policies, including a list of those restrictions on the Fund's investment activities that cannot be changed without shareholder approval, appears in the Statement of Additional Information.

    ADDITIONAL INVESTMENTS

    ZERO COUPON SECURITIES. The Fund may also invest in zero coupon bonds. A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price). Because such securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligation of comparable maturities which make periodic distribution of interest. On the other hand, because there are not periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate reinvestment risk and lock in a rate of return to maturity.

    ASSET-BACKED SECURITIES. An asset-backed security represents an interest in a pool of assets such as receivables from credit card loans, automobile loans and other trade receivables. Changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement will all affect the value of an asset-backed security, as will the exhaustion of any credit enhancement. The risks of investing in asset-backed securities ultimately depend upon the payment of the consumer loans by the individual borrowers. In its capacity as purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. Additionally, in the same manner as described above under "Mortgage-Related Securities" with respect to prepayment of a pool of mortgage loans underlying mortgage-related securities, the loans underlying asset-backed securities are subject to prepayments, which may shorten the weighted average life of such securities and may lower their return.

    MEDIUM-, LOW- AND UNRATED SECURITIES. The Fund may invest up to 10% of its assets in medium- or low-rated securities and unrated securities of comparable quality. Generally, these securities offer a higher current yield than

-------------------------------------------------------------------
the yield offered by higher-rated securities but involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Medium- and low-rated and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Thus, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the Fund with a commensurate effect on the value of the Fund's shares. Therefore, an investment in the Fund should not be considered as a complete investment program and may not be appropriate for all investors. A more detailed discussion of the risks associated with medium, low- and unrated securities appears in the Statement of Additional Information.

    CERTAIN INVESTMENT STRATEGIES

    In attempting to achieve its investment objective, the Fund may employ, the following portfolio strategies:

    WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. In order to secure yields or prices deemed advantageous at the time, the Fund may purchase or sell securities offered on a when-issued or delayed-delivery basis. The Fund will enter into a when-issued transaction for the purpose of acquiring securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement period but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The Fund will establish a segregated account with the Fund's custodian consisting of cash, U.S. government securities, debt securities of any grade or equity securities having a value equal to or greater than the Fund's purchase commitments, provided such securities have been determined by MMC to be liquid and unencumbered and are marked to market daily pursuant to guidelines established by the Trustees. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund's net assets.

-------------------------------------------------------------------

    FORWARD ROLL TRANSACTIONS. In order to enhance current income, the Fund may enter into forward roll transactions with respect to mortgage-related securities issued by GNMA, FNMA and FHLMC. In a forward roll transaction, the Fund sells a mortgage security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage securities repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, will generate income for the Fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. At the time the Fund enters into forward roll transactions, it will establish a segregated account with the Fund's custodian consisting of cash, U.S. government securities, equity securities or debt securities of any grade having a value equal to or greater than the repurchase price, provided such securities have been determined by MMC to be liquid and unencumbered and are marked to market daily pursuant to guidelines established by the Trustees.

    MONEY MARKET INSTRUMENTS. Under normal market conditions, the Fund may hold up to 20% of its total assets in cash or money market instruments, including taxable money market instruments. In addition, when MMC believes that market conditions warrant, the Fund may take a temporary defensive posture and invest without limitation in short-term instruments. Securities eligible for short-term investment by the Fund include: U.S. government securities; certain bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic banks, domestic savings and loan associations and similar institutions); commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another NRSRO or, if unrated, of an issuer having an outstanding unsecured debt issue then rated within the three highest rating categories; and repurchase agreements as described below.

    REPURCHASE AGREEMENTS. The Fund may engage repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the

-------------------------------------------------------------------
Fund to resell, the obligation at an agreed-upon time and price, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. MMC, acting under the supervision of the Board of Trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those banks and dealers with which the Fund may enter into repurchase agreements to evaluate potential risks.

    REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreement transactions with member banks of the Federal Reserve Bank of New York's list of reporting dealers. A reverse repurchase agreement, which is considered a borrowing by the Fund, involves a sale by the Fund of securities that it holds concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon time and price. The Fund typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. This use of the proceeds is known as leverage. The Fund will enter into a reverse repurchase agreement for leveraging purposes only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Fund also may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when the sale of the Fund's securities is considered to be disadvantageous.

    FINANCIAL FUTURES AND OPTIONS TRANSACTIONS. When deemed advisable by MMC, the Fund may enter into futures contracts or related options traded on a domestic exchange or board of trade. Such investments, if any, by the Fund will be made solely for the purpose of hedging against the effects of changes in the value of the Fund's securities due to anticipated changes in interest rates and market conditions, and when the transactions are economically appropriate for the reduction of risks inherent in the management of the Fund. The Fund may hedge up to 50% of its assets using futures contracts or related options transactions.

-------------------------------------------------------------------
    In entering into a financial futures contract, the Fund will be required to deposit with the broker through which it undertakes the transaction an amount of cash or cash equivalents equal to approximately 5% of the contract amount. This amount, which is known as "initial margin," is subject to change by the exchange or board of trade on which the contract is traded, and members of the exchange or board of trade may charge a higher amount. Initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. In accordance with a process known as "marking-to-market," subsequent payments called "variation margin," will be made daily to and by the broker as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will terminate the Fund's existing position in the contract.

    A financial futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of specified property at a specified price, date, time and place. Unlike a direct investment in a futures contract, an option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the financial futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on financial futures contracts is limited to the premium paid for the option, plus transaction costs. The value of the option may change daily and that change would be reflected in the net asset value of the Fund.

    Regulations of the Commodity Futures Trading Commission applicable to the Fund require that its transactions in financial futures contracts and options on financial futures contracts be engaged in for bona fide hedging purposes, or if the Fund enters into futures contracts for speculative purposes, that the aggregate initial margin deposits and premiums paid by the Fund will not exceed 5% of the market value of its assets. In addition, the Fund will, with respect to its purchases of financial futures contracts, establish a segregated account consisting of cash or cash equivalents in an amount equal to the total market value of the futures contracts, less the amount of initial margin on deposit for the contracts.

-------------------------------------------------------------------
    Although the Fund intends to enter into financial futures contracts and options on financial futures contracts traded on a domestic exchange or board of trade only if an active market exists for those instruments, no assurance can be given that an active market will exist for them at any particular time. If closing a futures position in anticipation of adverse price movements is not possible, the Fund would be required to make daily cash payments of variation margin. In those circumstances, an increase in the value of the portion of the Fund's investments being hedged, if any, may partially or completely offset losses on the futures contract. No assurance can be given, however, that the price of the securities being hedged will correlate with the price movements in a futures contract, and thus provide an offset to losses on the futures contract or option on the futures contract. In addition, due to the risk of an imperfect correlation between securities held by the Fund that are the subject of a hedging transaction and the futures or options used as a hedging device, the hedge may not be fully effective because, for example, losses on the securities held by the Fund may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the securities held by the Fund that were the subject of the hedge. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, the Fund may enter into financial futures contracts or options on financial futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. This "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established.

    If the Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of securities it holds and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures or options positions. In addition, in those situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements on the futures contracts at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates.

    LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend securities it holds to brokers, dealers and other financial organizations. The Fund's loans of securities will be collateralized by cash, letters of credit or government securities that are maintained at all times in a segregated account with the Fund's custodian in an amount at least equal to the current market value of the loaned securities. By lending its portfolio securities, the Fund will seek to generate income by continuing to receive

-------------------------------------------------------------------
interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when government securities are used as collateral. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by MMC to be of good standing and will not be made unless, in the judgment of MMC, the consideration to be earned from such loans would justify the risk.

    CERTAIN ADDITIONAL INVESTMENT GUIDELINES

    Up to 15% of the assets of the Fund may be invested in securities with contractual or other restrictions on resale and other instruments not readily marketable, including (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing from two business days through seven calendar days. Not withstanding the foregoing, the Fund shall not invest more that 10% of its net assets in securities that are restricted, excluding those subject to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). In addition, the Fund may invest up to 5% of its assets in the securities of issuers which have been in continuous operation for less than three years. The Fund may also borrow from banks for temporary or emergency purposes, but not for investment purposes, in an amount up to 33 1/3% of its total assets, and may pledge its assets to the same extent in connection with such borrowings. Whenever these borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments. Except for the limitation on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Trust's Board of Trustees. A complete list of investment restrictions that identifies additional restrictions that cannot be changed without the approval of the majority of the Fund's outstanding shares is contained in the Statement of Additional Information.

 VALUATION OF SHARES
-------------------------------------------------------------------
    The Fund's net asset value per share is determined as of the close of regular trading on the NYSE, on each day that the NYSE is open, by dividing the value of the Fund's net assets attributable to each Class by the total number of shares of that Class outstanding.

-------------------------------------------------------------------
    The Fund's net asset value per share is determined as of the close of regular trading on the NYSE on each day that the NYSE is open, by dividing the value of the Fund's net assets attributable to each Class by the total number of shares of the Class outstanding.

    Generally, the Fund's investments are valued at market value or, in the absence of a market value with respect to any securities, at fair value as determined by or under the direction of the Trust's Board of Trustees. Portfolio securities that are traded primarily on a domestic stock exchange are valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Over-the-counter securities are valued on the basis of the bid price at the close of business on each day. Investments in U.S. government securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market. Short-term investments that mature in 60 days or less are valued at amortized cost whenever the Trustees determine that amortized cost reflects fair value of those investments. An option generally is valued at the last sale price or, in the absence of the last sale price, the last offer price. The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity or if the underlying securities market experiences significant price fluctuations after the determination of the settlement price. In such event, the futures contract will be valued at a fair market price to be determined by or under the direction of the Board of Trustees. Further information regarding the Trust's valuation policies with respect to the Fund is contained in the Statement of Additional Information.

 DIVIDENDS, DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------
    DIVIDENDS AND DISTRIBUTIONS

    The Fund will be treated separately from the Trust's other funds in determining the amounts of dividends from investment income and distributions of capital gains payable to shareholders.

    If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or CDSC. In addition, in order to avoid the application of a 4.00% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gains, the Fund may make

-------------------------------------------------------------------
an additional distribution shortly before December 31 of each year of any undistributed ordinary income or capital gains, and expects to make any other distributions as are necessary to avoid the application of this tax.

    If, for any full fiscal year, the Fund's total distributions exceed net investment income and net realized capital gains, the excess distributions may be treated as a taxable dividend or as a tax-free return of capital (up to the amount of the shareholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his or her shares. Pursuant to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), and other applicable laws, a notice will accompany any distribution paid from sources other than net investment income. In the event the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions may have the effect of decreasing the Fund's total assets, which may increase the Fund's expense ratio.

    The per share dividends on Class B shares and Class C shares may be lower than the per share dividends on Class A and Class Y shares, principally as a result of the distribution fee applicable with respect to Class B and Class C shares. The per share dividends on Class A shares of the Fund may be lower than the per share dividends on Class Y shares, principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class C and Class Y shares.

    TAXES

    The Fund will be treated as a separate taxpayer with the result that, for Federal income tax purposes, the amount of investment income and capital gains earned by the Fund will be determined without regard to the earnings of the other funds of the Trust. The Fund intends to qualify each year as a "regulated investment company" under the Code. If the Fund qualifies as a regulated investment company and meets certain distribution requirements, the Fund will not be subject to Federal income tax on its net investment income and net capital gains that it distributes to its shareholders.

    Dividends paid by the Fund from investment income and distributions of short-term capital gain will be taxable to shareholders as ordinary income for Federal income tax purposes, whether received in cash or reinvested in additional shares.

    Furthermore, as a general rule, distributions of long-term capital gain will be taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of the length of time that the investor has held his or her shares of the Fund.

-------------------------------------------------------------------
    The Fund anticipates that most of its dividends will not qualify for the Corporate Deduction. Each shareholder will receive a statement annually from the Trust, which will set forth separately the aggregate dollar amount of dividends and capital gains, including the portion of capital gains eligible for a reduced maximum 20% tax rate, distributed to the shareholder by the Fund with respect to the prior calendar year.

    Shareholders are urged to consult their tax advisers regarding the application of Federal, state and local tax laws to their specific situation before investing in the Fund.

 PURCHASE OF SHARES
-------------------------------------------------------------------
    GENERAL

    The Fund currently offers four Classes of shares. Class A shares are sold to investors with an initial sales charge and Class B and Class C shares are sold without an initial sales charge but are subject to a CDSC payable upon certain redemptions. Class Y shares are sold without an initial sales charge or a CDSC and are available only to investors investing a minimum of $5,000,000 (except for purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount). See "Prospectus Summary -- Alternative Purchase Arrangements" for a discussion of factors to consider in selecting which Class of shares to purchase.

    INITIAL SUBSCRIPTION PERIOD

    Smith Barney, the Fund's distributor, will solicit subscriptions for shares of the Fund during the Subscription Period. Subscriptions for shares must be made through a brokerage account maintained with Smith Barney or an Introducing Broker. Shares of the Fund subscribed for during the Subscription Period for which Smith Barney accepts purchase orders will be issued and sold by the Fund on the third business day after the end of the Subscription Period (the "Purchase Date"). Also on the Purchase Date, shareholders of other funds of the Smith Barney Mutual Funds will be able to exchange shares of such funds for shares of the Fund. On the Purchase Date, Smith Barney will notify the Fund of the aggregate number of shares for which it has received and accepted subscriptions, and the Fund will issue shares for such subscriptions and commence operations.

    The Fund is offering its Class A shares to the public at a maximum purchase price per share of $12.00, which equals the Class A share initial net asset value per share of $11.46 plus the maximum sales charge set forth below

-------------------------------------------------------------------
under "Continuous Offerings". The Fund is offering its Class B, Class C and Class Y shares to the public at each Class' respective initial net asset value per share of $11.46.

    The Fund and Smith Barney may in their discretion determine to withdraw the offering without notice for any reason before the end of the Subscription Period. The Fund also reserves the right to refuse any order in whole or in part.

    CONTINUOUS OFFERINGS

    Smith Barney will suspend the offering of shares to the public immediately after the expiration of the Subscription Period or within three weeks thereafter. During the three-week period, Smith Barney will commence a limited continuous offering of shares to the public. Once Smith Barney suspends the offering of shares to the public (the "Closing Period"), it is expected to do so for 30 days. This period may be lengthened or shortened in the absolute discretion of Smith Barney. During the Closing Period, the Fund will invest the proceeds from its Subscription Period and its continuous offering, if any, and existing shareholders may request redemptions, purchase additional shares and exchange shares of the Fund for shares of certain other funds of the Smith Barney Mutual Funds. See "Exchange Privilege." Immediately after the expiration of the Closing Period, Smith Barney expects to commence a continuous offering of shares of the Fund.

    During the continuous offering, shares may be purchased through a brokerage account maintained with Smith Barney. Shares may also be purchased through an Introducing Broker or an investment dealer in the selling group. In addition, certain investors, including qualified retirement plans and certain other institutional investors, may purchase shares directly from the Fund through the Fund's transfer agent, First Data Investor Services Group, Inc. ("First Data"). When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class Y shares. Smith Barney and other broker-dealers may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at First Data are not subject to a maintenance fee.

    Investors in Class A, Class B and Class C shares may open an account in the Fund by making an initial investment of at least $1,000. Investors in Class Y shares may open an account by making an initial investment of $5,000,000. Subsequent investments of at least $50 may be made for all Classes. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and the minimum subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the

-------------------------------------------------------------------
Fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Travelers and its subsidiaries, including Smith Barney, unitholders who invest distributions from a UIT sponsored by Smith Barney and Directors or Trustees of any of the Smith Barney Mutual Funds and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by First Data. Share certificates are issued only upon a shareholder's written request to the First Data.

    The minimum initial investment requirement in the Fund for an account established under the Uniform Gift to Minors Act is $250 and the minimum subsequent investment requirement is $50.

    Purchase orders received by the Fund or Smith Barney prior to the close of regular trading on the NYSE, on any day the Fund calculates its net asset value are priced according to the net asset value determined on that day (the "trade date"). Orders received by dealers or Introducing Brokers prior to the close of regular trading on the NYSE on any day the Fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the Fund or Smith Barney prior to Smith Barney's close of business. For shares purchased through Smith Barney or Introducing Brokers purchasing through Smith Barney, payment for Fund shares is due on the third business day after the trade date (the "settlement date"). In all other cases, payment must be made with the purchase order.

    SYSTEMATIC INVESTMENT PLAN

    Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Smith Barney or First Data is authorized through pre-authorized transfers of at least $25 on a monthly basis, or at least $50 on a quarterly basis, to charge the shareholder's account held with a bank or other financial institution as indicated by the shareholder to provide systematic additions to the shareholder's Fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Smith Barney or First Data. The Systematic Investment Plan also authorizes Smith Barney to apply cash held in the shareholder's Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Smith Barney Financial Consultant.

-------------------------------------------------------------------
    INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES

    The sales charges applicable to purchases of Class A shares of the Fund are as follows:

                                                                                    DEALERS
                                                       SALES          SALES       REALLOWANCE
                                                    CHARGE AS %    CHARGE AS %        AS %
                                                    OF OFFERING     OF AMOUNT     OF OFFERING
AMOUNT OF INVESTMENT                                   PRICE         INVESTED        PRICE
----------------------------------------------------------------------------------------------
  Less than $25,000                                        4.50%          4.71%          4.05%
  $25,000 - $49,999                                        4.00           4.17           3.60
  $50,000 - $99,999                                        3.50           3.63           3.15
  $100,000 - $249,999                                      2.50           2.56           2.25
  $250,000 - $499,999                                      1.50           1.52           1.35
  $500,000 and over                                           *              *              *
----------------------------------------------------------------------------------------------

  * Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC on Class A shares is payable to Smith Barney, which compensates Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The CDSC is waived in the same circumstances in which the CDSC applicable to Class B and Class C shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of CDSC."

    Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the 1933 Act, as amended.

    The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by "any person," which includes an individual and his or her immediate family or a trustee or other fiduciary of a single trust estate or single fiduciary account.

    INITIAL SALES CHARGE WAIVERS

    Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Travelers and its subsidiaries and of any of the Smith Barney Mutual Funds (including retired Board Members and employees; the immediate families of such persons including the surviving spouse of a deceased Board Member or employee and pension, profit-sharing or other benefit plans for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial

-------------------------------------------------------------------
Consultant's employment with Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Smith Barney Mutual Fund offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Travelers; (f) investments of distributions from a UIT sponsored by Smith Barney; (g) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Travelers or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (h) purchases by separate accounts used to fund certain unregistered variable annuity contracts; (i) purchases by investors participating in a Smith Barney fee-based arrangement; and (j) purchases of Class A shares of the Fund by Section 403(b) or Section 401(a) or
(k) accounts associated with Copeland Retirement Programs. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

    RIGHT OF ACCUMULATION

    Class A shares of the Fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Fund and of funds sponsored by Smith Barney which are offered with a sales charge listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

    GROUP PURCHASES

    Upon completion of certain automated systems, a reduced sales charge or purchase at net asset value will also be available to employees (and partners) of the same employer purchasing as a group, provided each participant makes the minimum initial investment required. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth above under "Initial Sales Charge Alternative -- Class A Shares," and will be based

-------------------------------------------------------------------
upon the aggregate sales of Class A shares of Smith Barney Mutual Funds offered with a sales charge to, and share holdings of, all members of the group. To be eligible for such reduced sales charges or to purchase at net asset value, all purchases must be pursuant to an employer or partnership-sanctioned plan meeting certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plan may, but is not required to, provide for payroll deductions. Smith Barney may also offer a reduced sales charge or net asset value purchase for aggregating related fiduciary accounts under such conditions that Smith Barney will realize economies of sales efforts and sales-related expenses. An individual who is a member of a qualified group may also purchase Class A shares at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares offered with a sales charge that have been previously purchased and are still owned by the group, plus the amount of the current purchase. A "qualified group" is one which (a) has been in existence for more than six months, (b) has a purpose other than acquiring Fund shares at a discount and (c) satisfies uniform criteria which enable Smith Barney to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, and must agree to include sales and other materials related to the Fund in its publications and mailings to members at no cost to Smith Barney. In order to obtain such reduced sales charge or to purchase at net asset value, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of Smith Barney.

    LETTER OF INTENT

    CLASS A SHARES. A Letter of Intent for amounts of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes purchases of all Class A shares of the Fund and other funds of the Smith Barney Mutual Funds offered with a sales charge over the 13-month period based on the total amount of intended purchases plus the value of all Class A shares previously purchased and still owned. An alternative is to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the

-------------------------------------------------------------------
goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact a Smith Barney Financial Consultant or First Data to obtain a Letter of Intent application.

    CLASS Y SHARES. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. Such investors must make an initial minimum purchase of $1,000,000 in Class Y shares of the Fund and agree to purchase a total of $5,000,000 of Class Y shares of the Fund within six months from the date of the Letter. If a total investment of $5,000,000 is not made within the six-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the Fund's Class A shares, which may include a CDSC of 1.00%. Please contact a Smith Barney Financial Consultant or First Data for further information.

    DEFERRED SALES CHARGE ALTERNATIVES

    "CDSC Shares" are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, may be imposed on certain redemptions of these shares. "CDSC Shares" are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but subject to a CDSC.

    Any applicable CDSC will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. CDSC Shares redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) capital appreciation of Fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class C shares and Class A shares that are CDSC Shares, shares redeemed more than 12 months after their purchase.

    Class C and Class A shares that are CDSC Shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. In circumstances in which the CDSC is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a

-------------------------------------------------------------------
month will be aggregated and deemed to have been made on the last day of the preceding Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

YEAR SINCE PURCHASE
PAYMENT WAS MADE                 CDSC
---------------------------------------
  First                           4.50%
  Second                          4.00
  Third                           3.00
  Fourth                          2.00
  Fifth                           1.00
  Sixth and thereafter            0.00
---------------------------------------

    Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder. See "Prospectus Summary -- Alternative Purchase Arrangements -- Class B Shares Conversion Feature."

    The length of time that CDSC Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to Smith Barney.

    To provide an example, assume an investor purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, the investor acquired five additional shares through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

-------------------------------------------------------------------
    WAIVERS OF CDSC

    The CDSC will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan"), provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994; (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

    CDSC waivers will be granted subject to confirmation (by Smith Barney in the case of shareholders who are also Smith Barney clients or by First Data in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

    SMITH BARNEY 401(k) PROGRAM AND EXECCHOICE-TM- PROGRAMS

    During the continuous offering period investors may be eligible to participate in the Smith Barney 401(k) Program or the Smith Barney ExecChoice-TM- Program. To the extent applicable, the same terms and conditions, which are outlined below, are offered to all plans participating ("Participating Plans") in these programs.

    Each Fund offers to Participating Plans Class A and Class C shares as investment alternatives under the Smith Barney 401(k) and ExecChoice-TM-Programs. Class A and Class C shares acquired through the Participating Plans are subject to the same service and/or distribution fees as the Class A and Class C shares acquired by other investors; however, they are not subject to any initial sales charge or CDSC. Once a Participating Plan has made an initial investment in a Fund, all of its subsequent investments in the Fund must be in the same Class of shares, except as otherwise described below.

    CLASS A SHARES. Class A shares of a Fund are offered without any sales charge or CDSC to any Participating Plan that purchases $1,000,000 or more of Class A shares of one or more funds of the Smith Barney Mutual Funds.

-------------------------------------------------------------------
    CLASS C SHARES. Class C shares of a Fund are offered without any sales charge or CDSC to any Participating Plan that purchases less than $1,000,000 of Class C shares of one or more funds of the Smith Barney Mutual Funds.

    401(k) AND EXECCHOICE-TM- PLANS OPENED ON OR AFTER JUNE 21, 1996. At the end of the fifth year after the date the Participating Plan enrolled in the Smith Barney 401(k) Program or the Smith Barney ExecChoice-TM- Program, if its total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $1,000,000, it will be offered the opportunity to exchange all of its Class C shares for Class A shares of a Fund. For Participating Plans originally established through a Smith Barney retail brokerage account, the five-year period will be calculated from the date the retail brokerage account was opened. Such Participating Plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the Participating Plan does not qualify for the five-year exchange to Class A shares, a review of the Participating Plan's holdings will be performed each quarter until either the Participating Plan qualifies or the end of the eighth year.

    401(k) PLANS OPENED PRIOR TO JUNE 21, 1996. In any year after the date a Participating Plan enrolled in the Smith Barney 401(k) Program, if its total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $500,000 as of the calendar year-end, the Participating Plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of a Fund. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

    Any Participating Plan in the Smith Barney 401(k) or ExecChoice-TM- Programs that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of a Fund, regardless of asset size, at the end of the eighth year after the date the Participating Plan enrolled in the Smith Barney 401(k) or ExecChoice-TM- Programs. Such Plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a Participating Plan will not be eligible to acquire additional Class C shares of the Fund but instead may acquire Class A shares of the Fund. Any Class C shares not converted will continue to be subject to the distribution fee.

-------------------------------------------------------------------
    Participating Plans wishing to acquire shares of a Fund through the Smith Barney 401(k) Program or the Smith Barney ExecChoice-TM- Program must purchase such shares directly from First Data. For further information regarding these Programs, investors should contact a Smith Barney Financial Consultant.

    EXISTING 401(k) PLANS INVESTING IN CLASS B SHARES. Class B shares of the Smith Barney Mutual Funds are not available for purchase by Participating Plans opened on or after June 21, 1996, but may continue to be purchased by any Participating Plan in the Smith Barney 401(k) Program opened prior to such date and originally investing in such Class. Class B shares acquired are subject to a CDSC of 3.00% of redemption proceeds, if the Participating Plan terminates within eight years of the date the Participating Plan first enrolled in the Smith Barney 401(k) Program.

    At the end of the eighth year after the date the Participating Plan enrolled in the Smith Barney 401(k) Program, the participating plan will be offered the opportunity to exchange all of its Class B shares for Class A shares of the Fund. Such Participating Plan will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once the exchange has occurred, a Participating Plan will not be eligible to acquire additional Class B shares of the Fund but instead may acquire Class A shares of the Fund. If the Participating Plan elects not to exchange all of its Class B shares at that time, each Class B share held by the Participating Plan will have the same conversion feature as Class B shares held by other investors. See "Purchase of Shares -- Deferred Sales Charge Alternatives."

    No CDSC is imposed on redemptions of Class B shares to the extent the net asset value of the shares redeemed does not exceed the current net asset value of the shares purchased through reinvestment of dividends or capital gain distributions, plus the current net asset value of Class B shares purchased more than eight years prior to the redemption, plus increases in the net asset value of the shareholder's Class B shares above the purchase payments made during the preceding eight years. Whether or not the CDSC applies to the redemption by a Participating Plan depends on the number of years since the Participating Plan first became enrolled in the Smith Barney 401(k) Program, unlike the applicability of the CDSC to redemptions by other shareholders, which depends on the number of years since those shareholders made the purchase payment from which the amount is being redeemed.

    The CDSC will be waived on redemptions of Class B shares in connection with lump-sum or other distributions made by a Participating Plan as a result of: (a) the retirement of an employee in the Participating Plan; (b) the termination

-------------------------------------------------------------------
of employment of an employee in the Participating Plan; (c) the death or disability of an employee in the Participating Plan; (d) the attainment of age 59 1/2 by an employee in the Participating Plan; (e) hardship of an employee in the Participating Plan to the extent permitted under Section 401(k) of the Code; or (f) redemptions of shares in connection with a loan made by the Participating Plan to an employee.

 EXCHANGE PRIVILEGE
-------------------------------------------------------------------
    Except as otherwise noted below, shares of each Class may be exchanged at the net asset value next determined for shares of the same Class in the following Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

          FUND NAME
          GROWTH FUNDS
          Smith Barney Aggressive Growth Fund Inc.
          Smith Barney Appreciation Fund Inc.
          Smith Barney Disciplined Small Cap Fund, Inc.
          Smith Barney Fundamental Value Fund Inc.
          Smith Barney Large Capitalization Growth Fund
          Concert Peachtree Growth Fund
          Smith Barney Managed Growth Fund
          Smith Barney Natural Resources Fund Inc.
          Smith Barney Special Equities Fund

          GROWTH AND INCOME FUNDS
          Concert Social Awareness Fund
          Smith Barney Convertible Fund
          Smith Barney Funds, Inc. -- Equity Income Portfolio
          Smith Barney Growth and Income Fund
          Smith Barney Premium Total Return Fund
          Smith Barney Utilities Fund

-------------------------------------------------------------------

          TAXABLE FIXED-INCOME FUNDS
      **  Smith Barney Adjustable Rate Government Income Fund
          Smith Barney Diversified Strategic Income Fund
      ++  Smith Barney Funds, Inc. -- Short-Term U.S. Treasury Securities
          Portfolio
          Smith Barney Funds, Inc. -- U.S. Government Securities Portfolio
          Smith Barney Government Securities Fund
          Smith Barney High Income Fund
          Smith Barney Investment Grade Bond Fund
          Smith Barney Managed Governments Fund Inc.

          TAX-EXEMPT FUNDS
          Smith Barney Arizona Municipals Fund Inc.
          Smith Barney California Municipals Fund Inc.
       *  Smith Barney Intermediate Maturity California Municipals Fund
       *  Smith Barney Intermediate Maturity New York Municipals Fund
          Smith Barney Managed Municipals Fund Inc.
          Smith Barney Massachusetts Municipals Fund
          Smith Barney Muni Funds -- Florida Portfolio
          Smith Barney Muni Funds -- Georgia Portfolio
       *  Smith Barney Muni Funds -- Limited Term Portfolio
          Smith Barney Muni Funds -- National Portfolio
          Smith Barney Muni Funds -- New York Portfolio
          Smith Barney Muni Funds -- Pennsylvania Portfolio
          Smith Barney New Jersey Municipals Fund Inc.
          Smith Barney Oregon Municipals Fund
          Smith Barney Municipal High Income Fund

          GLOBAL -- INTERNATIONAL FUNDS
          Smith Barney World Funds, Inc. -- Emerging Markets Portfolio
          Smith Barney World Funds, Inc. -- European Portfolio
          Smith Barney World Funds, Inc. -- Global Government Bond Portfolio
          Smith Barney World Funds, Inc. -- International Balanced Portfolio
          Smith Barney World Funds, Inc. -- International Equity Portfolio
          Smith Barney World Funds, Inc. -- Pacific Portfolio
          Smith Barney Hansberger Global Small Cap Value Fund
          Smith Barney Hansberger Global Value Fund

          SMITH BARNEY CONCERT ALLOCATION SERIES INC.
          Smith Barney Concert Allocation Series Inc. -- Balanced Portfolio
          Smith Barney Concert Allocation Series Inc. -- Conservative Portfolio
          Smith Barney Concert Allocation Series Inc. -- Growth Portfolio
          Smith Barney Concert Allocation Series Inc. -- High Growth Portfolio
          Smith Barney Concert Allocation Series Inc. -- Income Portfolio

-------------------------------------------------------------------

          MONEY MARKET FUNDS
          Smith Barney Exchange Reserve Fund
      ++  Smith Barney Money Funds, Inc. -- Cash Portfolio
      ++  Smith Barney Money Funds, Inc. -- Government Portfolio
     ***  Smith Barney Money Funds, Inc. -- Retirement Portfolio
      ++  Smith Barney Municipal Money Market Fund, Inc.
      ++  Smith Barney Muni Funds -- California Money Market Portfolio
      ++  Smith Barney Muni Funds -- New York Money Market Portfolio

-------------------------------------------------------------------
  *  Available for exchange with Class A, Class C and Class Y shares of the
     Fund.
 **  Available for exchange with Class A and Class B shares of the Fund.
***  Available for exchange with Class A shares of the Fund.
  +  Available for exchange with Class B and Class C shares of the Fund.
 ++ Available for exchange with Class A and Class Y shares of the Fund. In addition, shareholders who own Class C shares of the Fund through the Smith Barney 401(k) or ExecChoice-TM- Programs may exchange those shares for Class C shares of this Fund.

    CLASS B EXCHANGES. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares for shares of any of the funds imposing a higher CDSC than that imposed by the Fund, the exchanged Class B shares will be subject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Fund that have been exchanged.

    CLASS C EXCHANGES. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the Fund that have been exchanged.

    CLASS A AND CLASS Y EXCHANGES. Class A and Class Y shareholders of the Fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without imposition of any charge.

    ADDITIONAL INFORMATION REGARDING THE EXCHANGE PRIVILEGE. Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the Fund's performance and its shareholders. The Fund may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of its other shareholders. In this event, the Fund may, at its discretion, decide to limit additional purchases and/or exchanges by a shareholder. Upon such a determination, the Fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15-day period the shareholder will be required to (a) redeem his or her shares in the Fund or (b) remain invested in the Fund or exchange into any of the Smith Barney Mutual Funds ordinarily available, which

-------------------------------------------------------------------
position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

    Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares -- Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The Fund reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

 REDEMPTION OF SHARES
-------------------------------------------------------------------
    The Fund is required to redeem the shares of the Fund tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable CDSC. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

    If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until First Data receives further instructions from Smith Barney, or if the shareholder's account is not with Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.

-------------------------------------------------------------------
    Shares held by Smith Barney as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by Smith Barney as custodian may be redeemed through an investor's Financial Consultant, Introducing Broker or a dealer in the selling group or by submitting a written request for redemption to:

        Smith Barney Total Return Bond Fund
        Class A, B, C or Y (please specify)
        c/o First Data Investor Services Group, Inc.
        P.O. Box 5128
        Westborough, Massachusetts 01581-5128

    A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to First Data together with the redemption request. Any signature required in connection with a written redemption request in excess of $2,000, share certificate or stock power must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $2,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. First Data may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until First Data receives all required documents in proper form.

    TELEPHONE REDEMPTION AND EXCHANGE PROGRAM

    Shareholders who do not have a Smith Barney brokerage account may be eligible to redeem and exchange Fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact First Data at (800) 451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization form, including a signature guarantee, that will be provided by First Data upon request. Alternatively, an investor may authorize telephone redemptions on the new account application with a signature guarantee when making his or her initial investment in the Fund.

    REDEMPTIONS. Redemption requests of up to $10,000 of any class or classes of the Fund's shares may be made by eligible shareholders by calling

-------------------------------------------------------------------
First Data at (800) 451-2010. Such requests may be made between 9:00 a.m. and 5:00 p.m. (New York City time) on any day the NYSE is open. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

    A shareholder will have the option of having the redemption proceeds mailed to his or her address of record or wired to a bank account pre-designated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

    EXCHANGES. Eligible shareholders may make exchanges by telephone if the account registration of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling First Data at (800) 451-2010 between 9:00 a.m. and 5:00 p.m. (New York City time) on any day on which the NYSE is open.

    ADDITIONAL INFORMATION REGARDING TELEPHONE REDEMPTION AND EXCHANGE
PROGRAM. Neither the Fund nor its agents will be liable for following instructions communicated by telephone reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days' prior notice to shareholders.

    AUTOMATIC CASH WITHDRAWAL PLAN

    The Fund offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. The withdrawal plan will be carried over on exchanges between funds or Classes of the Fund. Any applicable CDSC will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. With

-------------------------------------------------------------------
respect to withdrawal plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the shareholder's shares subject to the CDSC. For further information regarding the automatic cash withdrawal plan, shareholders should contact a Smith Barney Financial Consultant.

 MINIMUM ACCOUNT SIZE
-------------------------------------------------------------------
    The Fund reserves the right to involuntarily liquidate any shareholder's account in the Fund if the aggregate net asset value of the shares held in the Fund account is less than $500. If a shareholder has more than one account in this Fund, each account must satisfy the minimum account size. The Fund, however, will not redeem shares based solely on market reductions in net asset value. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation.

 PERFORMANCE
-------------------------------------------------------------------
    YIELD

    From time to time, the Fund may advertise the 30-day "yield" and "equivalent taxable yield" of each Class of shares. The yield refers to the income generated by an investment in those shares over the 30-day period identified in the advertisement and is computed by dividing the net investment income per share earned by the Class during the period by the maximum public offering price per share on the last day of the period. This income is "annualized" by assuming the amount of income is generated each month over a one-year period and is compounded semi-annually. The annualized income is then shown as a percentage of the net asset value.

    The equivalent taxable yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to the Fund's tax-exempt yield for each Class. It is calculated by increasing the yield shown for the Class to the extent necessary to reflect the payment of taxes at specified tax rates. Thus, the equivalent taxable yield always will exceed the Fund's yield. For more information on equivalent taxable yields, refer to the table under "Dividends, Distributions and Taxes."

    TOTAL RETURN

    From time to time the Fund may include its total return, average annual total return and current dividend return in advertisements and/or other types of

-------------------------------------------------------------------
sales literature. These figures are computed separately for Class A, Class B, Class C and Class Y shares of the Fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Fund calculates current dividend return for each Class by annualizing the most recent monthly distribution and dividing by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. The current dividend return for each Class may vary from time to time depending on market conditions, the composition of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating current dividend return should be considered when comparing a Class' current return to yields published for other investment companies and other investment vehicles. The Fund may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, or other financial publications.

 MANAGEMENT OF THE TRUST AND THE FUND
-------------------------------------------------------------------
    BOARD OF TRUSTEES

    Overall responsibility for management and supervision of the Fund rests with the Trust's Board of Trustees. The Trustees approve all significant agreements between the Trust and the companies that furnish services to the Trust and the Fund, including agreements with the Fund's distributor, investment manager and administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's investment manager. The Statement of Additional Information contains background information regarding each Trustee and executive officer of the Trust.

-------------------------------------------------------------------
    INVESTMENT MANAGER

    MMC, located at 388 Greenwich Street, New York, New York 10013, serves as the Fund's investment manager. MMC is a wholly owned subsidiary of Holdings. MMC (through its predecessor entities) has been in the investment counseling business since 1934 and is a registered investment adviser. MMC renders investment advice to investment companies that had aggregate assets under management as of September 30, 1997 in excess of $81 billion.

    Subject to the supervision and direction of the Trust's Board of Trustees, MMC manages the Fund's portfolio in accordance with the Fund's investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities and employs professional portfolio managers and securities analysts who provide research services to the Fund. For investment management services, the Fund pays MMC a monthly fee at the annual rate of 0.65% of the value of the Fund's average daily net assets.

    PORTFOLIO MANAGEMENT

    Joseph P. Deane, an Investment Officer of MMC and a Vice President and Investment Officer of the Fund, is responsible for managing the day-to-day operations of the Fund, including making investment decisions.

 DISTRIBUTOR
-------------------------------------------------------------------
    Smith Barney is located at 388 Greenwich Street, New York, New York 10013. Smith Barney distributes shares of the Fund as principal underwriter and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring Smith Barney to take and pay for only such securities as may be sold to the public. Pursuant to a plan of distribution adopted by the Fund under Rule 12b-1 under the 1940 Act (the "Plan"), Smith Barney is paid a service fee with respect to Class A, Class B and Class C shares of the Fund at the annual rate of 0.25% of the average daily net assets of the respective Class. Smith Barney is also paid a distribution fee with respect to Class B and Class C shares at the annual rate of 0.50% and 0.45%, respectively, of the average daily net assets attributable to those Classes. Class B shares which automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to a distribution fee. The fees are used by Smith Barney to pay its Financial Consultants for servicing shareholder accounts and, in the case of Class B and Class C shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Smith Barney Financial Consultants and other persons who provide

-------------------------------------------------------------------
support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of Smith Barney associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

    The payments to Smith Barney Financial Consultants for selling shares of a Class include a commission or fee paid by the investor or Smith Barney at the time of sale and, with respect to Class A, Class B and Class C shares, a continuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that Class. Smith Barney Financial Consultants may receive different levels of compensation for selling different Classes of shares.

    Payments under the Plan are not tied exclusively to the distribution and shareholder service expenses actually incurred by Smith Barney and the payments may exceed distribution expenses actually incurred. The Fund's Board of Trustees will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by Smith Barney, amounts received under the Plan and proceeds of the CDSC.

 ADDITIONAL INFORMATION
-------------------------------------------------------------------
    The Trust was organized on March 12, 1985, under the laws of the Commonwealth of Massachusetts and is an entity commonly known as a "Massachusetts business trust." The Trust offers shares of beneficial interest of separate series having a $0.001 per share par value. When matters are submitted for shareholder vote, shareholders of each Class will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class. Shares of the Trust will be voted generally on a Trust-wide basis on all matters, except matters affecting the interests of one Fund or one Class of shares.

    Each Class of Fund shares represents identical interests in the Fund's investment portfolio. As such, they have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges for each Class; (c) the distribution and/or service fees, if any, borne by each Class; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Trust's Board of Trustees does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Trustees, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

-------------------------------------------------------------------
    The Trust does not hold annual shareholder meetings. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. The Trustees will call a meeting for any purpose upon written request of shareholders holding at least 10% of the Trust's outstanding shares and the Trust will assist shareholders in calling such a meeting as required by the 1940 Act.

    PNC Bank, National Association, located at 17th and Chestnut Streets, Philadelphia, PA 19103, serves as custodian of the Trust's investments.

    First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Trust's transfer agent.

    The Fund sends its shareholders a semi-annual report and an audited annual report, each of which includes a list of the investment securities held by the Fund at the end of the reporting period. In an effort to reduce the Fund's printing and mailing costs, the Trust plans to consolidate the mailing of the Fund's semi-annual and annual reports by household. This consolidation means that a Household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their accounts should contact their Smith Barney Financial Consultants or the Transfer Agent.

                                                                              43
Smith Barney
INCOME FUNDS

388 Greenwich Street
New York, New York 10013
(800) 451-2010


Statement of Additional Information	November 28, 1997,
					as amended on
					January 21, 1998



	This Statement of Additional Information expands upon and supplements the information contained in the current Prospectuses of Smith Barney Income Funds (the "Trust"), relating to eight investment funds offered by the Trust: Smith Barney Convertible Fund (the "Convertible Fund"), Smith Barney Diversified Strategic Income Fund (the "Diversified Strategic Income Fund"), Smith Barney Exchange Reserve Fund (the "Exchange Reserve Fund"), Smith Barney High Income Fund (the "High Income Fund"), Smith Barney Premium Total Return Fund (the "Premium Total Return Fund"), Smith Barney Municipal High Income Fund (the "Municipal High Income Fund"), Smith Barney Total Return Bond Fund ("Total Return Bond Fund") and Smith Barney Utilities Fund (the "Utilities Fund"), each a "Fund" and together the "Funds," each dated November 28, 1997, (except for Total Return Bond Fund, which is dated January 21, 1998) as amended or supplemented from time to time (the "Prospectuses"), and should be read in conjunction with the Prospectuses. The Prospectuses may be obtained from any Smith Barney Financial Consultant or by writing or calling the Trust at the address or telephone number set forth above. This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference into the Prospectuses in its entirety.


CONTENTS

	For ease of reference, the same section headings are used in both the Prospectuses and this Statement of Additional
Information, except where shown below:


Management of the Trust and the Funds		2
Investment Objectives and Management Policies. 	7
Purchase of Shares				29
Redemption of Shares				30
Distributor					31
Valuation of Shares				34
Exchange Privilege				34
Performance Data (See in the Prospectuses
  "Performance" or "Yield Information")		35
Taxes (See in the Prospectuses "Dividends,
 Distributions and Taxes")				41
Additional Information				45
Voting Rights					46
Financial Statements				51
Appendix					A-1


MANAGEMENT OF THE TRUST AND THE FUNDS

The executive officers of the Trust are employees of certain of the organizations that provide services to the Trust. These organizations are the following:


Name					Service
Smith Barney Inc. ("Smith Barney")	Distributor

PFS Distributors ("PFS")			Distributor to Exchange
					Reserve Fund

Mutual Management Corp., formerly
 known as Smith Barney Mutual
 Funds Management Inc.  ("MMC")	Investment Adviser to the
					Convertible Fund, Diversified
					Strategic Income Fund, Exchange
					Reserve Fund; High Income
					Fund, Municipal High Income
					Fund, Total Return Bond Fund
					and Utilities Fund; Administrator

Smith Barney Strategy Advisers Inc.
 ("Strategy Advisers")			Investment Adviser to Premium
					 Total Return Fund
Smith Barney Global Capital
 Management Inc. ("Global Capital
 Management")				Sub-Investment Adviser to
					Diversified Strategic Income Fund
Boston Partners Asset Management,
 L.P. ("Boston Partners")			Sub-Investment Adviser to Premium
					Total Return Fund

PNC Bank, National Association
 ("PNC Bank")				Custodian to Convertible Fund,
					Exchange Reserve Fund, High
					Income Fund, Premium Total Return
					Fund, Municipal High Income Fund,
					Total Return Bond Fund and Utilities
					Fund

Chase Manhattan Bank ("Chase")		Custodian to Diversified
					Strategic Income Fund
First Data Investors Services Group, Inc.
 ("First Data")				Transfer Agent


	These organizations and the functions they perform for the Trust are discussed in the Prospectuses and in this Statement of Additional Information.

Trustees and Executive Officers of the Trust

The Trustees and executive officers of the Trust, together with information as to their principal business occupations during the past five years, are shown below. The executive officers of the Trust are employees of organizations that provide services to the Funds. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk.

Lee Abraham, Trustee (Age 70). Retired; formerly Chairman and
Chief Executive Officer of Associated Merchandising Corporation, a major retail merchandising and sourcing organization. His address is 106 Barnes Road, Stamford, Connecticut 06902.

Allan J. Bloostein, Trustee (Age 67). Consultant; formerly Vice Chairman of the Board of and Consultant to The May Department Stores Company; Director of Crystal Brands, Inc., Melville Corp. and R.G. Barry Corp. His address is 27 West 67th Street, New York, New York 10023.

Richard E. Hanson, Jr., Trustee (Age 56). Head of School, The New Atlanta Jewish Community High School, Atlanta Georgia; prior to July 1, 1994, Headmaster, Lawrence Country Day School-Woodmere Academy, Woodmere, New York; prior to July 1, 1990, Headmaster of Woodmere Academy. His address is 58 Ivy Chase, Atlanta, GA 30342.

*Heath B. McLendon, Chairman of the Board and Investment Officer (Age 61). Managing Director of Smith Barney and Chairman of the Board of Strategy Advisers; prior to July 1993, Senior Executive Vice President of Shearson Lehman Brothers Inc. ("Shearson Lehman Brothers"); Vice Chairman of Shearson Asset Management, a Director of PanAgora Asset Management, Inc. and PanAgora Asset Management Limited. His address is 388 Greenwich Street, New York, New York 10013.

John C. Bianchi, Vice President and Investment Officer (Age 42).
Managing Director of Smith Barney; prior to July 1993, Managing
Director of Shearson Lehman Advisors. His address is 388 Greenwich Street, New York, New York 10013.

James E. Conroy, Vice President and Investment Officer (Age 46).
Managing Director of Smith Barney; prior to July 1993, Managing
Director of Shearson Lehman Advisors. His address is 388 Greenwich Street, New York, New York 10013.


Joseph P. Deane, Vice President and Investment Officer (Age 50). Managing Director of Smith Barney; prior to July 1993, Managind Director of Shearson Lehman Advisors. Investment Officer of six other Smith Barney Mutual Funds. His address is 388 Greenwich Street, New York, New York 10013.


Victor Filatov, Vice President and Investment Officer (Age 45). Managing Director of Smith Barney, President and Director of Smith Barney Global Capital Management Inc.; prior to 1993, Vice President of J.P. Morgan Securities Inc. Mr. Filatov is Vice President and Investment Officer of four other Smith Barney Mutual Funds. His address is 10 Piccadilly, London, WIV 9LA, UK.

Jack S. Levande, Vice President and Investment Officer (Age 51).
Managing Director of Smith Barney; prior to July 1993, Managing
Director of Shearson Lehman Advisors. His address is 388 Greenwich Street, New York, New York 10013.

Lawrence T. McDermott, Vice President and Investment Officer (Age
49). Managing Director of Smith Barney; prior to July 1993,
Managing Director of Shearson Lehman Advisors. His address is 388
Greenwich Street, New York, New York 10013.

Mark E. Donovan, Investment Officer (Age 38). Equity Portfolio Manager of Boston Partners and Chairman of the Equity Strategy Committee; prior to 1995, Senior Vice President and Equity Portfolio Manager of The Boston Company Advisors. His address is One Financial Center, Boston, MA 02111.

Robert E. Swab, Investment Officer (Age 42). Vice President of
Smith Barney. His address is 388 Greenwich Street, New York, New
York 10013.

Phyllis M. Zahorodny, Vice President and Investment Officer (Age
39). Managing Director of Smith Barney; prior to July 1993,
Managing Director of Shearson Lehman Advisors. Her address is 388
Greenwich Street, New York, New York 10013.


Lewis E. Daidone, Senior Vice President and Treasurer (Age 40). Managing Director and Chief Financial Officer of Smith Barney Mutual Funds; Director and Senior Vice President of MMC. His address is 388 Greenwich Street, New York, New York 10013.



Christina T. Sydor, Secretary (Age 46). Managing Director of Smith Barney; General Counsel and Secretary of MMC. Her address is 388
Greenwich Street, New York, New York 10013.



	Each Trustee also serves as a director, trustee and/or general partner of certain other mutual funds for which Smith Barney serves as distributor. Global Capital Management, MMC and Strategy Advisers are "affiliated persons" of the Trust as defined in the 1940 Act by virtue of their positions as investment advisers to the Funds. As of October 31, 1997, the Trustees and officers of the Funds, as a group, owned less than 1% of the outstanding shares of beneficial interest of each Fund.


	No officer, director or employee of Smith Barney or any Smith Barney parent or subsidiary receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not an officer, director or employee of Smith Barney or any of its affiliates a fee of $17,000 per year plus $3,250 per meeting attended, and reimburses them for travel and out-of-pocket expenses. For the fiscal year ended July 31, 1997, such travel and out-of-pocket expenses totaled $2,599.

	For the fiscal year ended July 31, 1997 and the calendar year ended December 31, 1996, the Trustees of the Trust were paid the following compensation:


								Aggregate
						Total		Compensation
				Aggregate	Pension or	from the Funds
				Compensation	Retirement	and the Fund
				from the Funds	Benefits		Complex for
				for the Fiscal	Accrued		the Year ended
				Year ended	from the		December
Trustee(*)			July 31, 1997	the Funds	31, 1996

Lee Abraham (9)			$36,050		$0		44,550
Antoinette C. Bentley (9)+	63,310		0		4,350
Allan J. Bloostein (15)		44,550		0		3,150
Richard E. Hanson, Jr. (9)		44,550		0		4,550
Heath B. McLendon (41)		0		0		0
Madelon DeVoe Talley (10)++ #	22,275		0		5,342

*	Number of directorships/trusteeships held with other Smith
Barney Mutual Funds.
+	Director deceased as of March 1997.  Ms. Bentley's estate was paid $38,960 in deferred compensation.
++	Director deceased as of July 1997.
#	Ms. Talley deferred $22,275 of compensation from the Trust for the fiscal year ended July 31, 1997.

Investment Advisers, Sub-Investment Advisers and Administrator


MMC and Strategy Advisors each serve as investment adviser ("Investment Adviser") to one or more Funds pursuant to a separate written agreement with the relevant Fund (an "Advisory Agreement"). MMC is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"). Strategy Advisers is a wholly owned subsidiary of MMC. Holdings is a wholly owned subsidiary of Travelers Group Inc. The Advisory Agreements were most recently approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust or the Advisers ("Independent Trustees"), on August 6, 1997. MMC also serves as administrator (the "Administrator") to each Fund pursuant to a separate written agreement dated May 4, 1994 (the "Administration Agreement") which was most recently approved by the Board of Trustees, including a majority of the Independent Trustees, on August 6, 1997. Boston Partners and Global Capital Management each serve as a sub-investment adviser ("Sub-Investment Adviser") to Premium Total Return Fund, pursuant to a written agreement dated August 15, 1995 and to Diversified Strategic Income Fund, pursuant to a written agreement dated March 21, 1994, respectively. Both agreements were most recently approved by the Fund's Board of Trustees, including a majority of the Independent Trustees, on August 6, 1997.



	Certain of the services provided to the Trust by the Investment Advisers and the Sub-Investment Advisers are described in the Prospectuses under "Management of the Trust and the Fund." Each Investment Adviser, Sub-Investment Adviser, and the Administrator pay the salaries of all officers and employees who are employed by both it and the Trust, and maintain office facilities for the Trust. In addition to those services, MMC furnishes the Trust with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the Trust, prepares reports to the Funds' shareholders and prepares tax returns, reports to and filings with the Securities and Exchange Commission (the "SEC") and state Blue Sky authorities. The Investment Advisers and Sub-Investment Advisers bear all expenses in connection with the performance of their services.


	As compensation for investment advisory services, each Fund pays its Investment Adviser a fee computed daily and paid monthly at the following annual rates:


					Investment Advisory
					Fee As a Percentage
Fund					of Average Net Assets
Convertible Fund				0.50%
Diversified Strategic Income Fund		0.45%
Exchange Reserve Fund			0.30%
High Income Fund			0.50%
Premium Total Return Fund		0.55%
Municipal High Income Fund		0.40%
Total Return Bond Fund			0.65%
Utilities Fund				0.45%


	For the periods below, the Funds paid investment advisory fees to their respective Investment Advisers as follows:


									For the
									Period
									From
									August
			For the						1, 1996
			Fiscal						through
			Year ended					Dec-
			July 31:						cember
			1995		1996		1997		31, 1996
Convertible Fund		$415,666	$417,942	$489,663

Diversified Strategic
 Income Fund		11,112,553	11,818,108	12,546,980

Exchange Reserve Fund	547,990		448,925		442,557

High Income Fund	3,706,659	4,506,352	5,646,405

Premium Total Return
 Fund			10,627,086	13,381,076	--		$6,454,801

Municipal High Income
 Fund			4,033,479	3,771,279	3,395,338

Total Return Bond Fund	--		--		--

Utilities Fund		7,885,332	8,094,511	6,431,624



	As compensation for administrative services, each Fund pays the Administrator a fee computed daily and paid monthly at the annual rate of 0.20% of the Fund's average daily net assets. For the periods shown below, the Funds paid administrative fees to
MMC:




									For the
									Period
									from
			For the						August
			Fiscal						1, 1996
			Year ended					through
			July 31:						December
			1995		1996		1997		31, 1996
Convertible Fund		$166,266	$167,177	$195,865

Diversified Strategic
 Income Fund		4,938,912	5,252,493	5,576436

Exchange Reserve Fund	365,327		299,283		295,038

High Income Fund	1,482,663	1,802,541	2,258,562

Premium Total Return
 Fund			3,930,566	2,299,990	--		$2,347,201

Municipal High Income
 Fund			2,016,740	1,885,640	1,697,669

Total Return Bond Fund	N/A		N/A		N/A

Utilities Fund		3,542,538	3,597,560	2,858,500


	For the fiscal years ended July 31, 1995, 1996 and 1997,
Diversified Strategic Income Fund paid Global Capital Management sub-investment advisory fees of $1,234,728, $2,626,246 and $2,788,218, respectively.


	Each Investment Adviser and MMC, as administrator, have agreed that if in any fiscal year the aggregate expenses of the Fund that it serves (including fees payable pursuant to its Advisory Agreement and Administration Agreement, but excluding interest, taxes, brokerage, distribution and service fees and, if permitted by the relevant state securities commission, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, the Investment Adviser and MMC will, to the extent required by state law, reduce their fees by the amount of such excess expenses, such amount to be allocated between them in the proportion that their respective fees bear to the aggregate of the fees paid by the Fund. Such fee reduction, if any, will be estimated and reconciled on a monthly basis. The most restrictive state expense limitation applicable to any Fund is 2.5% of the first $30 million of the Fund's average daily net assets, 2% of the next $70 million of the average daily net assets and 1.5% of the remaining average daily net assets of the Fund. No such fee reduction was required for the fiscal years ended July 31, 1995, 1996 and 1997.



	The Trust bears expenses incurred in its operations, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees who are not officers, directors, shareholders or employees of Smith Barney or MMC; SEC fees and state Blue Sky qualification fees; charges of custodians; transfer and dividend disbursing agent fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and shareholder meetings; and meetings of the officers or Board of Trustees of the Trust.


Counsel and Auditors

	Willkie Farr & Gallagher serves as legal counsel to the Trust. The Trustees who are not "interested persons" of the Fund have selected Stroock & Stroock & Lavan, LLP as their legal counsel.

	KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154 has been selected as the Trust's independent auditor to examine and report on the Trust's financial statements and highlights for the fiscal year ending July 31, 1998.

	In the interest of economy and convenience, certificates representing shares in the Trust are not physically issued except upon specific request made by a shareholder to First Data. First Data maintains a record of each shareholder's ownership of Trust shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees. Shares are transferable but have no preemptive or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees and the selection of independent public accountants.

	Massachusetts law provides that, under certain circumstances, shareholders could be held personally liable for the obligations of the Trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust's management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

	The Prospectuses discuss the investment objectives of the Funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning the types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize and certain risks attendant to such investments, policies and strategies.

	U.S. Government Securities (All Funds). United States government securities include debt obligations of varying maturities issued or guaranteed by the United States government or its agencies or instrumentalities ("U.S. government securities"). U.S. government securities include not only direct obligations of the United States Treasury, but also securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, International Bank for Reconstruction and Development, and Resolution Trust Corporation. Certain U.S. government securities, such as those issued or guaranteed by GNMA, FNMA and Federal Home Loan Mortgage Corporation ("FHLMC"), are mortgage-related securities. Because the United States government is not obligated by law to provide support to an instrumentality that it sponsors, a Fund will invest in obligations issued by such an instrumentality only if its Investment Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

	Bank Obligations (All Funds). Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending upon the principal amount of certificates of deposit ("CDs") of each held by the Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal and state laws and regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

	Obligations of foreign branches of U.S. banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Obligations of foreign branches of U.S. banks and foreign banks are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank than about a U.S. bank. CDs issued by wholly owned Canadian subsidiaries of U.S. banks are guaranteed as to repayment of principal and interest, but not as to sovereign risk, by the U.S. parent bank.

	Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S.
branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

	In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign banks and foreign branches of U.S. banks, a Fund's Investment Adviser will carefully evaluate such investments on a case-by-case basis.

	The Exchange Reserve Fund may purchase a CD issued by a bank, savings and loan association or other banking institution with less than $1 billion in assets (a "Small Issuer CD") so long as the issuer is a member of the FDIC or Office of Thrift Supervision and is insured by the Savings Association Insurance Fund ("SAIF"), and so long as the principal amount of the Small Issuer CD is fully insured and is no more than $100,000. The Exchange Reserve Fund will at any one time hold only one Small Issuer CD from any one issuer. Savings and loan associations whose CDs may be purchased by the Funds are members of the Federal Home Loan Bank and are insured by the SAIF. As a result, such savings and loan associations are subject to regulation and examination.

	Ratings as Investment Criteria (All Funds). In general, the ratings of nationally recognized statistical rating organizations ("NRSROs") represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities, but the Funds also will rely upon the independent advice of their respective Investment
Advisers and/or Sub-Investment Advisers to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest, and general economic trends. The Appendix to this Statement of Additional Information contains further information concerning the rating categories of NRSROs and their significance.

	Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events will require sale of such securities by a Fund, but the Fund's
Investment Adviser and/or Sub-Investment Adviser will consider such events in its determination of whether the Fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or due to a corporate reorganization, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.


	When-Issued Securities and Delayed-Delivery Transactions (Diversified Strategic Income, High Income, Premium Total Return, Total Return Bond and Municipal High Income Funds). To secure an advantageous price or yield, these Funds may purchase certain securities on a when-issued basis or purchase or sell securities for delayed delivery. A Fund will enter into such transactions for the purpose of acquiring portfolio securities and not for the purpose of leverage. Delivery of the securities in such cases occurs beyond the normal settlement periods, but no payment or delivery is made by a Fund prior to the reciprocal delivery or payment by the other party to the transaction. In entering into a when-issued or delayed-delivery transaction, a Fund will rely on the other party to consummate the transaction and may be disadvantaged if the other party fails to do so.


	U.S. government securities and Municipal Securities (as defined below)are normally subject to changes in value based upon changes, real or anticipated, in the level of interest rates and, although to a lesser extent in the case of U.S. government securities, the public's perception of the creditworthiness of the issuers. In general, U.S. government securities and Municipal Securities tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing these securities on a when-issued or delayed-delivery basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. Similarly, the sale of U.S. government securities for delayed delivery can involve the risk that the prices available in the market when the delivery is made may actually be higher than those obtained in the transaction itself.

	In the case of the purchase of securities on a when-issued or delayed-delivery basis by a Fund, the Fund will meet its obligations on the settlement date from then-available cash flow, the sale of securities held in the segregated account, the sale of other securities or, although it would not normally expect to do so, from the sale of the securities purchased on a when-issued or delayed-delivery basis (which may have a value greater or less than the Fund's payment obligations).


	Lending of Portfolio Securities (Convertible, Diversified Strategic Income, High Income, Premium Total Return, Total Return Bond and Utilities Funds). These Funds have the ability to lend portfolio securities to brokers, dealers and other financial organizations. Such loans, if and when made, may not exceed 20% of a Fund's total assets taken at value, except Total Return Bond Fund, which may lend its portfolio securities to the fullest extent allowed under the 1940 Act. A Fund will not lend portfolio securities to Smith Barney unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities which are maintained at all times in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party which is unaffiliated with the Fund and is acting as a "finder."


	By lending its securities, a Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. A Fund will comply with the following conditions whenever its portfolio securities are loaned: (a) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment in the loaned securities occurs, the Trust's Board of Trustees must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by each Fund's Investment Adviser to be of good standing and will not be made unless, in the judgment of the Investment Adviser, the consideration to be earned from such loans would justify the risk.


	Medium-, Low- and Unrated Securities (Convertible, Diversified Strategic Income, High Income, Premium Total Return, Total Return Bond and Municipal High Income Funds). The Fund may invest in medium- or low- rated securities and unrated securities of comparable quality. Generally, these securities offer a higher current yield than the yield offered by higher-rated securities, but involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Medium- and low-rated and comparable unrated securities: (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Thus, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the Fund with a commensurate effect on the value of the Fund's shares. Therefore, an investment in the Fund should not be considered as a complete investment program and may not be appropriate for all investors.


	While the market values of medium- and low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, medium- and low-rated and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium- and low-rated and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In addition, the markets in which medium- and low-rated or comparable unrated securities are traded generally are more limited than those in which higher- rated securities are traded. The existence of limited markets for these securities may restrict the availability of securities for the Fund to purchase and also may have the effect of limiting the ability of the Fund to: (a) obtain accurate market quotations for purposes of valuing securities and calculating net asset value and (b) sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. The market for medium- and low-rated and comparable unrated securities is relatively new and has not fully weathered a major economic recession. Any such recession, however, could likely disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

	Fixed-income securities, including medium- and low-rated and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return to the Fund.

	Securities that are rated Ba by Moody's or BB by S&P have speculative characteristics with respect to capacity to pay interest and repay principal. Securities that are rated B generally lack characteristics of a desirable investment and assurance of interest and principal payments over any long period of time may be small. Securities that are rated Caa or CCC are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.


	In light of the risks described above, MMC, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.


	Options on Securities (Convertible, Diversified Strategic Income, High Income, Premium Total Return and Utilities Funds). These Funds may engage in transactions in options on securities, which, depending on the Fund, may include the writing of covered put options and covered call options, the purchase of put and call options and the entry into closing transactions.

	The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. Diversified Strategic Income Fund, however, may engage in option transactions only to hedge against adverse price movements in the securities that it holds or may wish to purchase and the currencies in which certain portfolio securities may be denominated. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

	Options written by a Fund normally will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. A Fund with option-writing authority may write (a) in-the-money call options when its Investment Adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (b) at-the-money call options when its Investment Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (c) out-of-the-money call options when its Investment Adviser expects that the price of the underlying security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

	So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver (in the case of a call) or take delivery of (in the case of a put) the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") or similar foreign clearing corporation and of the securities exchange on which the option is written.

	The Diversified Strategic Income Fund may purchase and sell put, call and other types of option securities that are traded on domestic or foreign exchanges or the over-the-counter market including, but not limited to, "spread" options, "knock-out" options, "knock-in" options and "average rate" or "look-back" options.

	"Spread" options are dependent upon the difference between the price of two securities or futures contracts. "Knock-out" options are canceled if the price of the underlying asset reaches a trigger level prior to expiration. "Knock-in" options only have value if the price of the underlying asset reaches a trigger level. "Average rate" or "Look-back" options are options where the option's strike price at expiration is set based on either the average, maximum or minimum price of the asset over the period of the option.

	The Diversified Strategic Income Fund may utilize up to 15% of its assets to purchase options and may do so at or about the same time that it purchases the underlying security or at a later time. In purchasing options on securities, the Fund will trade only with counterparties of high status in terms of credit quality and commitment to the market.

	An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market.
In light of this fact and current trading conditions, the Fund expects to purchase only call or put options issued by the Clearing Corporation. The Funds with option-writing authority expect to write options only on U.S. securities exchanges, except that the Diversified Strategic Income Fund also may write options on foreign exchanges and in the over-the-counter market.

	A Fund may realize a profit or loss upon entering into a closing transaction. In cases in which a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium that the Fund initially paid for the original option plus the related transaction costs.

	Although a Fund generally will purchase or write only those options for which its Investment Adviser believes there is an active secondary market, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. At times in the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have rendered inadequate certain of the facilities of the Clearing Corporation as well U.S. and foreign securities exchanges and resulted in the institution of special procedures such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

	Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class that may be held, written or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Funds with authority to engage in options transactions, and other clients of their respective Investment Advisers and certain of their affiliates, may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.

	In the case of options that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, a Fund may purchase or borrow temporarily the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk because the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

	Additional risks exist with respect to certain of U.S. government securities for which a Fund may write covered call options. If a Fund writes covered call options on mortgage-backed securities, the securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. The Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of those securities.

	Stock Index Options (Premium Total Return and Utilities Funds). These Funds may purchase and write put and call options on U.S. stock indexes listed on U.S. exchanges for the purpose of hedging their portfolios. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or a narrower market index such as the Standard & Poor's 100. Indexes also are based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

	Options on stock indexes are similar to options on stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly and
(b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

	The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Premium Total Return and Utilities Funds will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indexes will be subject to its Investment Adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual stocks.

	The Premium Total Return and Utilities Funds will engage in stock index options transactions only when determined by their respective Investment Advisers to be consistent with the Funds' efforts to control risk. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. When a Fund writes an option on a stock index, it will establish a segregated account in the name of the Fund consisting of cash, equity securities or debt securities of any grade in an amount equal to or greater than the market value of the option, provided such securities are liquid and unencumbered and are marked to market daily pursuant to guidelines established by the Trustees.


	Mortgage-Related Securities (Diversified Strategic Income, Exchange Reserve and Total Return Bond Funds). The average maturity of pass-through pools of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from 2 to 10 years for pools of fixed-rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.


	Mortgage-related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage-related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-related securities are backed by the full faith and credit of the United States. GNMA, the principal guarantor of such securities, is a wholly owned United States government corporation within the Department of Housing and Urban Development. Government-related mortgage-related securities are not backed by the full faith and credit of the United States government. Issuers of such securities include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

	Private, U.S. governmental or government-related entities create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-related securities are developed and offered to investors, Diversified Strategic Income Fund, consistent with its investment objective and policies, will consider making investments in such new types of securities.

	Currency Transactions (Diversified Strategic Income and High Income Funds). The Funds' dealings in forward currency exchange transactions will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its securities. Position hedging, generally, is the sale of forward currency contracts with respect to portfolio security positions denominated or quoted in the currency. A Fund may not position hedge with respect to a particular currency to an extent greater than the aggregate market value of the security at any time, or securities held in its portfolio denominated or quoted in, or currently convertible into (such as through exercise of an option or consummation of a forward currency contract) that particular currency. If a Fund enters into a transaction hedging or position hedging transaction, it will cover the transaction through one or more of the following methods: (a) ownership of the underlying currency or an option to purchase such currency; (b) ownership of an option to enter into an offsetting forward currency contract; (c) entering into a forward contract to purchase currency being sold, or to sell currency being purchased, provided that such covering contract is itself covered by any one of these methods unless the covering contract closes out the first contract; or (d) depositing into a segregated account with the custodian or a sub-custodian of the Fund cash or readily marketable securities in an amount equal to the value of the Fund's total assets committed to the consummation of the forward currency contract and not otherwise covered. In the case of transaction hedging, any securities placed in the account must be liquid debt securities. In any case, if the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the above amount. Hedging transactions may be made from any foreign currency into dollars or into other appropriate currencies.

	At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the relevant Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or loss to the extent movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

	The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might result should the value of the currency increase.

	If a devaluation is generally anticipated, the Diversified Strategic Income and High Income Funds may not be able to contract to sell the currency at a price above the devaluation level they anticipate.

	Foreign Currency Options (Diversified Strategic Income and High Income Funds) The High Income Fund may only purchase put and call options on foreign currencies, whereas the Diversified Strategic Income Fund may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates. Foreign currency options generally have three, six and nine month expiration cycles. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time that the option expires.

	The Fund may use foreign currency options under the same circumstances that it could use forward currency exchange transactions. A decline in the dollar value of a foreign currency in which a Fund's securities are denominated, for example, will reduce the dollar value of the securities even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of securities that it holds, the Fund may purchase put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of foreign currency options, like the benefit derived from other types of options, will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in the rates.

	Foreign Government Securities (Diversified Strategic Income Fund and High Income Fund). Among the foreign government securities in which the Fund may invest are those issued by countries with developing economies, i.e., countries in the initial stages of their industrialization cycles. Investing in securities of countries with developing economies involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of countries with developing economies historically have been more volatile than markets of the more mature economies of developed countries, but often have provided higher rates of return to investors.


	Non-taxable Municipal Securities (Municipal High Income
Fund). Non-taxable Municipal Securities include debt obligations issued to fund various public purposes, such as constructing public facilities, refunding outstanding obligations, paying general operating expenses and extending loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be Municipal Securities if the interest paid thereon may be excluded from gross income (but not necessarily from alternative minimum taxable income) for Federal income tax purposes in the opinion of bond counsel to the issuer.


	Municipal bonds may be issued to finance life care facilities. Life care facilities are an alternative form of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated actuarial liabilities, the possibility of regulatory cost restrictions applied to health care delivery and competition from alternative health care or conventional housing facilities.

	Municipal leases are Municipal Securities that may take the form of a lease or an installment purchase contract issued by state and local governmental authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations make it possible for state and local government authorities to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal leases have special risks not normally associated with municipal bonds. These obligations frequently contain "non-appropriation" clauses providing that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "non-appropriation" risk, municipal leases represent a type of financing that has not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove to be difficult. In order to limit such risks, Municipal High Income Fund proposes to purchase either (a) municipal leases rated in the four highest categories by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") or (b) unrated municipal leases purchased principally from domestic banks or other responsible third parties which enter into an agreement with the Fund, which provide that the seller will either remarket or repurchase the municipal lease within a short period after demand by the Fund.


	Taxable Municipal Securities. (Total Return Bond Fund). The Total Return Bond Fund will invest in a diversified portfolio of taxable long-term investment-grade securities issued by or on behalf of states and municipal governments, U.S. territories and possessions of the United States and their authorities, agencies, instrumentalities and political subdivisions ("Taxable Municipal Obligations"). The Taxable Municipal Obligations in which the
Fund may invest are within the four highest ratings of Moody's (Aaa, Aa, A, Baa) or S&P (AAA, AA, A, BBB). Although securities rated in these categories are commonly referred to as investment grade, they may have speculative characteristics. In addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities. Furthermore, the market for Taxable Municipal Obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities. Interest on Taxable Municipal Obligations is includable in gross income for Federal income tax purposes and may be subject to personal income taxes imposed by any state of the United States or any political subdivision thereof, or by the District of Columbia.


	Temporary Investments (Municipal High Income Fund). When Municipal High Income Fund is maintaining a defensive position it may invest in short-term investments ("Temporary Investments") consisting of: (a) the following tax-exempt securities: (i) tax-exempt notes of municipal issuers having, at the time of purchase, a rating of MIG 1 through MIG 4 by Moody's or rated SP-1 or SP-2 by S&P or, if not rated, of issuers having an issue of outstanding Municipal Securities rated within the four highest grades by Moody's or S&P; (ii) tax-exempt commercial paper having a rating not lower than A-2 by S&P or Prime-2 by Moody's at the time of purchase; and (iii) variable-rate demand notes rated within the two highest ratings by any major rating service, or determined to be of comparable quality to instruments with such rating, at the time of purchase; and (b) the following taxable securities: (i) U.S. government securities, including repurchase agreements with respect to such securities; (ii) other debt securities rated within the four highest grades by Moody's or S&P; (iii) commercial paper rated in the highest grade by either of these rating services; and (iv) CDs of domestic banks with assets of $1 billion or more. Among the tax-exempt notes in which the Fund may invest are Tax Anticipation Notes, Bond Anticipation Notes and Revenue Anticipation Notes, which are issued in anticipation of receipt of tax funds, proceeds of bond placements or other revenues, respectively. At no time will more than 20% of the Fund's total assets be invested in Temporary Investments unless the Fund has adopted a defensive investment policy in anticipation of a market decline. The Fund, however, intends to purchase tax-exempt Temporary Investments pending the investment of the proceeds of the sale of shares of the Fund and of its portfolio securities, or in order to have highly liquid securities available to meet anticipated redemptions.

	Investing in Utilities (Utilities Fund). Each of the risks referred to in Utilities Fund's Prospectus could adversely affect the ability and inclination of public utilities to declare or pay dividends and the ability of holders of common stock to realize any value from the assets of the issuer upon liquidation or bankruptcy. Moreover, price disparities within selected utility groups and discrepancies in relation to averages and indices have occurred frequently for reasons not directly related to the general movements or price trends of utility common stocks. These discrepancies may caused by changes in the overall demand for, and supply of, various securities (including the potentially depressing effect of new stock offerings), and changes in investment objectives, market expectations or cash requirements of other purchasers and sellers of securities.


	Futures Activities (Diversified Strategic Income, High Income, Municipal High Income, Total Return Bond and Utilities Funds). These Funds may enter into futures contracts and/or options on futures contracts that are traded on a U.S. exchange or board of trade. These investments may be made by a Fund for the purpose of hedging against the effects of changes in the value of its portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions but not for purposes of speculation. In the case of Municipal High Income Fund, investments in futures contracts will be made only in unusual circumstances, such as when the Fund's Investment Adviser anticipates an extreme change in interest rates or market conditions. See "Taxes" below.



	Futures Contracts (Convertible, Diversified Strategic Income, Municipal High Income and Utilities Funds). The Funds may acquire or sell a futures contract to mitigate the effect of fluctuations in interest rates, currency values or market conditions (depending on the type of contract) on portfolio securities without actually buying or selling the securities. For example, if Municipal High Income Fund owns long-term bonds and tax-exempt rates are expected to increase, the Fund might enter into a short position in municipal bond index futures contracts. Such a sale would have much the same effect as the Fund's selling some of the long-term bonds in its portfolio. If tax-exempt rates increase as anticipated, the value of certain long-term Municipal Securities in the Fund would decline, but the value of the Fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Of course, because the value of portfolio securities will far exceed the value of the futures contracts sold by a Fund, an increase in the value of the futures contracts could only mitigate, not totally offset, the decline in the value of the Fund.


	The Diversified Strategic Income Fund may enter into futures contracts or related options on futures contracts that are traded on a domestic or foreign exchange or in the over-the-counter market. These investments may be made for the purpose of hedging against changes in the value of its portfolio securities but not for purposes of speculation. The ability of the Fund to trade in futures contracts may be limited by the requirements of the Internal Revenue Code of 1986 as amended (the "Code"), applicable to a regulated investment company.


	When deemed advisable by MMC, the Total Return Bond Fund may enter into futures contracts or related options traded on a domestic exchange or board of trade. Such investments, if any, by the Fund will be made solely for the purpose of hedging against the effects of changes in the value of the Fund's securities due to anticipated changes in interest rates and market conditions, and when the transactions are economically appropriate for the reduction of risks inherent in the management of the Fund. The
Fund may hedge up to 50% of its assets using futures contracts or related options transactions.


	No consideration is paid or received by a Fund upon entering into a futures contract. Initially, a Fund will be required to deposit with its custodian an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount, known as initial margin, is in the nature of a performance bond or good faith deposit on the contract and is returned to a Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments to and from the broker, known as variation margin, will be made daily as the price of the securities, currency or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will terminate the Fund's existing position in the contract.

	Several risks are associated with the use of futures contracts as a hedging device. Successful use of futures contracts by a Fund is subject to the ability of its Investment Adviser to predict correctly movements in interest rates, stock or bond indices or foreign currency values. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying securities, currency or index and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates or currency values.

	Although the Funds with authority to engage in futures activity intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin and an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

	If a Fund has hedged against the possibility of a change in interest rates or currency or market values adversely affecting the value of securities held in its portfolio and rates or currency or market values move in a direction opposite to that which the Fund has anticipated, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices which reflect the change in interest rates or currency values, as the case may be.

	Options on Futures Contracts. An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. An option on a foreign currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, but not the obligation, to assume a long or short position in the relevant underlying future currency at a predetermined exercise price at a time in the future. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund investing in the option.

	Several risks are associated with options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options on interest rate and foreign currency futures will be based upon predictions by a Fund's Investment Adviser as to anticipated trends in interest rates and currency values, as the case may be, which could prove to be incorrect. Even if the expectations of an Investment Adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities or the currencies being hedged.

	Foreign Investments (Convertible, Diversified Strategic Income, High Income and Utilities Funds). Investors should recognize that investing in foreign companies involves certain considerations which are not typically associated with investing in U.S. issuers. Since the Fund will be investing in securities denominated in currencies other than the U.S. dollar, and since the Fund may temporarily hold funds in bank deposits or other money-market investments denominated in foreign currencies, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gain, if any, to be distributed to shareholders by the Fund.

	The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic conditions and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the Unites States and the particular foreign country. All these factors are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and other foreign countries important to international trade and finance. Government intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.

	Many of the securities held by the Fund will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign issuers are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or domestic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

	Securities of some foreign companies are less liquid, and their prices are more volatile, than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of the Fund to market and foreign exchange fluctuations brought about by such delays, and to the corresponding negative impact on Fund liquidity, the Fund will avoid investing in countries which are known to experience settlement delays which may expose the Fund to unreasonable risk of loss.

	The interest payable on the Fund's foreign securities may be subject to foreign withholding taxes, and while investors may be able to claim some credit or deductions for such taxes with respect to their allocated shares of such foreign tax payments, the general effect of these taxes will be to reduce the Fund's income. Additionally, the operating expenses of the Fund can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the expenses of the Fund, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies.

	The Fund may also purchase American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"), or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Fund may invest in ADRs through both sponsored and unsponsored arrangements.

	Short Sales (Utilities Fund). Utilities Fund may, from time to time, sell securities short but the value of securities sold short will not exceed 5% of the value of the Fund's assets. In addition, the Fund may not (a) sell short the securities of a single issuer to the extent of more than 2% of the value of the Fund's net assets or (b) sell short the securities of any class of an issuer to the extent of more than 2% of the outstanding securities of the class at the time of the transaction. A short sale is a transaction in which the Fund sells securities that it does not own (but has borrowed) in anticipation of a decline in the market price of the securities.

	When the Fund makes a short sale, the proceeds it receives from the sale are retained by a broker until the Fund replaces the borrowed securities. To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

	The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash, U.S. government securities, equity securities or debt securities of any grade, providing such securities have been determined by the Investment Adviser to be liquid and unencumbered and are marked to market daily pursuant to guidelines established by the Trustees. In addition, the Fund will place in a segregated account with its custodian an amount of cash or U.S. government securities equal to the difference, if any, between the market value of the securities at the time they were sold short and the value of any assets deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily such that the amount deposited in the account plus the amount deposited with the broker, not including the proceeds from the short sale, will equal the current market value of the securities sold short and will not be less than the market value of the securities at the time they were sold short.

	Short Sales Against the Box (Premium Total Return, Convertible and Utilities Funds). These Funds may enter into a short sale of common stock such that, when the short position is open, the Fund involved owns an equal amount of preferred stocks or debt securities convertible or exchangeable without payment of further consideration into an equal number of shares of the common stock sold short. A Fund will enter into this kind of short sale,, described as "against the box," for the purpose of receiving a portion of the interest earned by the executing broker from the proceeds of the sale. The proceeds of the sale will be held by the broker until the settlement date, when the Fund delivers the convertible securities to close out its short position. Although a Fund will have to pay an amount equal to any dividends paid on the common stock sold short prior to delivery, it will receive the dividends from the preferred stock or interest from the debt securities convertible into the stock sold short, plus a portion of the interest earned from the proceeds of the short sale. The Funds will deposit, in a segregated account with their custodian, convertible preferred stock or convertible debt securities in connection with short sales against the box.

Investment Restrictions

The Trust has adopted investment restrictions 1 through 14 below (other than restriction 10 as applied to Utilities Fund) as fundamental policies with respect to the Funds, which, under the terms of the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of a Fund. A "majority" is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a shareholder meeting, if the holders of more than 50% of the outstanding shares of the Trust are present or represented by proxy, or (b) more than 50% of the outstanding shares. Investment restrictions 15 through 20, and restriction 10, as applied to Utilities Fund, may be changed by vote of a majority of the Board of Trustees at any time.

	The investment policies adopted by the Trust prohibit a Fund from:

1.	Purchasing the securities of any issuer (other than U.S.
government securities) if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

2.	Purchasing (a) more than 10% of the voting securities of
any one issuer, (b) more than 10% of the securities of any class of any one issuer or (c) more than 10% of the outstanding debt securities of any one issuer, except that limitation (c) does not apply to the Exchange
Reserve and Diversified Strategic Income Funds and limitations (b) and (c) do not apply to the Utilities
Fund; provided that this limitation shall not apply to investment in U.S. government securities.

3.	Purchasing securities on margin, except that the Fund may
obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin by any Fund permitted to engage in transactions in futures contracts or related options.

4.	Making short sales of securities or maintaining a short
position except that (a) the Premium Total Return, Utilities and Convertible Funds may engage in such activities if, at all times when a short position is open, the relevant Fund owns an equal amount of the securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issuer as, and at least equal in amount to, the securities sold short, and if, with respect to the Premium Total Return and Convertible Funds, not more than
10% of the relevant Fund's net assets (taken at current value) is held as collateral for such sales at any one time and (b) Utilities Fund may make short sales or maintain a short position to the extent of 5% of its net assets.

5.	Borrowing money, except that: (a) the Fund may borrow
from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 10% (20% for Utilities Fund) of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made; (b) Diversified Strategic
Income Fund may enter into reverse repurchase agreements and forward roll transactions; and (c) one or more Funds may enter into futures contracts. Except for Diversified Strategic Income Fund, whenever borrowings described under (a) above exceed 5% of the value of a Fund's total assets, the Fund will not make any additional investments. Immediately after any borrowing (including reverse repurchase agreements and forward roll transactions), Diversified Strategic Income Fund will maintain an asset coverage of at least 300% with respect to all its borrowings.

6.	Pledging, hypothecating, mortgaging or otherwise
encumbering more than 10% of the value of the Fund's total assets. For purposes of this restriction, (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to (i) the purchase and sale of stock options, options on foreign currencies and options on stock indexes and (ii) initial or variation margin for futures contracts will not be deemed to be pledges of a Fund's assets.

7.	Underwriting the securities of other issuers, except
insofar as a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, (the "1933 Act") by virtue of disposing of portfolio securities.

8.	Purchasing or selling real estate or interests in real
estate, except that the Fund may purchase and sell securities that are secured by real estate and may purchase securities issued by companies that invest or deal in real estate.

9.	Investing in commodities, except that (a) the High
Income, Diversified Strategic Income, Utilities and
Municipal High Income Funds may invest in futures contracts and options on futures contracts as described in their Prospectuses and (b) upon 60 days' notice given to its shareholders, the Premium Total Return and Convertible Funds may engage in hedging transactions involving futures contracts and related options, including stock index futures contracts and financial futures contracts.

10.	Investing in oil, gas or other mineral exploration or
development programs, except that the Premium Total
Return, Convertible, Diversified Strategic Income,
Utilities and High Income Funds may invest in the securities of companies that invest in or sponsor those programs.

11.	Making loans to others, except through purchasing
qualified debt obligations, entering into repurchase agreements and, with respect to Funds other than the Exchange Reserve Fund, lending portfolio securities consistent with the Fund's investment objective.

12.	Investing in securities of other investment companies
registered or required to be registered under the 1940
Act, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or an offer of exchange.

13.	Purchasing any securities which would cause more than
25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry, except that Exchange Reserve Fund and Utilities Fund will invest in excess of 25% of their respective assets in the securities of companies within the banking industry and utility industry, respectively; provided that there shall be no limit on the purchase of
(a) U.S. government securities or (b) for Funds other than the Exchange Reserve and Utilities Funds, Municipal Securities issued by governments or political subdivisions of governments.

14.	Writing or selling puts, calls, straddles, spreads or
combinations thereof, except, with respect to Funds other than Exchange Reserve Fund, as permitted under the Fund's investment objective and policies.

15.	With respect to all Funds except the Exchange Reserve
Fund, purchasing restricted securities, illiquid securities (such as repurchase agreements with maturities in excess of seven days and, in the case of Exchange
Reserve Fund, TDs maturing from two business days through six months) or other securities that are not readily marketable if more than 10% or, in the case of the High Income and Diversified Strategic Income Funds, 15% of the total assets of the Fund would be invested in such securities. With respect to the Exchange Reserve Fund, securities subject to Rule 144A of the 1933 Act (provided at least two dealers make a market in such securities) and certain privately issued commercial paper eligible for resale without registration pursuant to Section 4(2) of the 1933 Act will not be subject to this restriction

16.	Purchasing any security if as a result the Fund would
then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years; provided that, in the case of private activity bonds purchased for Municipal High Income Fund, this restriction shall apply to the entity supplying the revenues from which the issue is to be paid.

17.	Making investments for the purpose of exercising
control or management.

18.	Purchasing or retaining securities of any company if,
to the knowledge of the Trust, any of the Trust's officers or Trustees or any officer or director of an Investment Adviser individually owns more than 1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of the securities.

19.	Investing in warrants other than those acquired by the
Fund as part of a unit or attached to securities at the time of purchase (except as permitted under a Fund's investment objective and policies) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets. At no time may more than 2% of the Fund's net assets be invested in warrants not listed on a recognized U.S. or foreign stock exchange, to the extent permitted by applicable state securities laws.

20.	With respect to Utilities Fund, purchasing in excess
of 5% of the voting securities of a public utility or public utility holding company, so as to become a public utility holding company as defined in the Public Utility
Holding Company Act of 1935, as amended.

	The Trust has adopted two additional investment restrictions applicable to Exchange Reserve Fund, the first of which is a fundamental policy, which prohibit the Fund from:

1.	Investing in common stocks, preferred stocks, warrants,
other equity securities, corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds.

2.	Investing more than 10% of its assets in variable rate
master demand notes providing for settlement upon more than seven days' notice by the Fund.

	For purposes of the investment restrictions described above, the issuer of a Municipal Security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security. For purposes of investment restriction 13, private activity bonds (other than those issued for charitable, educational and certain other purposes), the payment of principal and interest on which is the ultimate responsibility of companies within the same industry, are grouped together as an industry. The Trust may make commitments more restrictive than the restrictions listed above with respect to a Fund so as to permit the sale of shares of the Fund in certain states. Should the Trust determine that any such commitment is no longer in the best interests of the Fund and its shareholders, the Trust will revoke the commitment by terminating the sale of shares of the Fund in the state involved. The percentage limitations contained in the restrictions listed above apply at the time of purchases of securities.

Portfolio Turnover

	The Funds do not intend to seek profits through short-term trading. Nevertheless, the Funds will not consider portfolio turnover rate a limiting factor in making investment decisions.

	Under certain market conditions, a Fund authorized to engage in transactions in options may experience increased portfolio turnover as a result of its investment strategies. For instance, the exercise of a substantial number of options written by a Fund (due to appreciation of the underlying security in the case of call options on securities or depreciation of the underlying security in the case of put options on securities) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% also would occur if all of a Fund's securities that are included in the computation of turnover were replaced once during a one-year period. A Fund's turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities or options with remaining maturities of one year or less on the date of acquisition are excluded from the calculation.

	Certain other practices which may be employed by a Fund also could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what a Fund's Investment Adviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities.

	For the fiscal years ended July 31, 1995, 1996 and 1997, the portfolio turnover rates were as follows:


							For the Period
				For the Fiscal		from August 1,
				Year Ended		1996 through
				July 31			December 31,
				1995	1996	1997	1996

Convertible Fund			48%	59%	57%
Diversified Strategic Income Fund	83	90	85
High Income Fund		60	72	78
Premium Total Return Fund	63	58	--	30%
Municipal High Income Fund	38	44	51
Total Return Bond Fund		--	--	--
Utilities Fund			36	58	45


For regulatory purposes, the turnover rate of Exchange Reserve
Fund is zero.

Portfolio Transactions


Most of the purchases and sales of securities by a Fund, whether transacted on a securities exchange or over the counter, will be made in the primary trading market for the securities, except for Eurobonds which are principally traded over the counter. The primary trading market for a given security is generally located in the country in which the issuer has its principal office. Decisions to buy and sell securities for a Fund are made by its Investment Adviser, who is also responsible for placing these transactions subject to the overall review of the Board of Trustees. With respect to Diversified Strategic Income Fund, decisions to buy and sell domestic securities for the Fund are made by MMC, which is also responsible for placing these transactions; the responsibility to make investment decisions with respect to foreign securities and to place these transactions rests with Global Capital Management. Although investment decisions for each Fund are made independently from those of the other accounts managed by its Investment Adviser, investments of the type that the Fund may make also may be made by those other accounts. When a Fund and one or more other accounts managed by its Investment Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Investment Adviser to be equitable to each. In some cases this procedure may adversely affect the price paid or received by a Fund, or the size of the position obtained or disposed of by the Fund.


	Transactions on domestic stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Commissions generally are fixed on most foreign exchanges. There is generally no stated commission in the case of securities traded in U.S. or foreign over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. government securities generally are purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the United States Treasury or from the issuing agency or instrumentality. The following table sets forth certain information regarding each Fund's payment of brokerage commissions:

Total Brokerage Commissions Paid



	Premium							Diversified	Total
	Total				High				Strategic	Return
Fiscal	Return		Convertible	Income		Utilities		Income		Bond
Year	Fund		Fund		Fund		Fund		Fund		Fund

1995	$3,517,469	$39,798		$97,439		$2,134,306	$0		--
1996	3,935,585	16,920		32,621		2,446,072	50,196		--
1996*	1,179,425	--		--		--		--		--
1997	--		0		0		138,150		0		--


Brokerage Commissions Paid to Smith Barney

	Premium							Diversified	Total
	Total				High				Strategic	Return
Fiscal	Return		Convertible	Income		Utilities		Income		Bond
Year	Fund		Fund		Fund		Fund		Fund		Fund
1995	$694,467	$600		$0		$162,924	$0		--
1996	628,778		0		0		91,818		0		--
1996* 	209,905		--		--		--		--		--
1997	--		0		0		138,150		0		--


% of Total Brokerage Commissions Paid to Smith Barney


	Premium							Diversified	Total
	Total				High				Strategic	Return
Fiscal	Return		Convertible	Income		Utilities		Income		Bond
Year	Fund		Fund		Fund		Fund		Fund		Fund
1995	19.75%		1.51%		0%		7.63%		0%		--
1996	15.98		0		0		3.75		0		--
1996*	17.80		--		--		--		--		--
1997	--		0		0		6.60		0		--


% of Total Dollar Amount of Transactions Involving Commissions
Paid to Smith Barney



	Premium							Diversified	Total
	Total				High				Strategic	Return
Fiscal	Return		Convertible	Income		Utilities		Income		Bond
Year	Fund		Fund		Fund		Fund		Fund		Fund
1995	20.02%		1.69%		0%		8.21%		0%		--
1996	16.26		0		0		2.72		0		--
1996*	13.62		--		--		--		--		--
1997	--		0		0		5.85		0		--


*  For the period from August 1, 1996 through December 31, 1996.

	In selecting brokers or dealers to execute securities transactions on behalf of a Fund, the Fund's Investment Adviser seeks the best overall terms available. In assessing the best overall terms available for any transaction, each Investment Adviser will consider the factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each Advisory Agreement between the Trust and an Investment Adviser authorizes the Investment Adviser, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Trust, the other Funds and/or other accounts over which the Investment Adviser or its affiliates exercise investment discretion. The fees under the Advisory Agreements and the Sub-Advisory and/or Administration Agreements are not reduced by reason of their receiving such brokerage and research services. Further, Smith Barney will not participate in commissions brokerage given by the Fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom. The Trust's Board of Trustees periodically will review the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Trust.

	To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, the Board of Trustees has determined that transactions for a Fund may be executed through Smith Barney and other affiliated broker-dealers if, in the judgment of the Fund's Investment Adviser, the use of such broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, such broker-dealer charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. In addition, under rules recently adopted by the SEC, Smith Barney may directly execute such transactions for the Funds on the floor of any national securities exchange, provided (a) the Trust's Board of Trustees has expressly authorized Smith Barney to effect such transactions, and (b) Smith Barney annually advises the Trust of the aggregate compensation it earned on such transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The Funds will not purchase any security, including U.S. government securities or Municipal Securities, during the existence of any underwriting or selling group relating thereto of which Smith Barney is a member, except to the extent permitted by the SEC.

	The Funds may use Smith Barney as a commodities broker in connection with entering into futures contracts and options on futures contracts. Smith Barney has agreed to charge the Funds commodity commissions at rates comparable to those charged by Smith Barney to its most favored clients for comparable trades in comparable accounts.

PURCHASE OF SHARES

Volume Discounts

The schedule of sales charges on Class A shares described in the Prospectuses applies to purchases made by any "purchaser", which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for his or her own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Code and qualified employee benefit plans of employers who are "affiliated persons" of each other within the meaning of the 1940 Act; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code;
(f) any other organized group of persons, provided that the organization has been in existence for at least six months and was organized for a purpose other than the purchase of investment company securities at a discount; or (g) a trustee or other professional fiduciary (including a bank, or an Investment Adviser registered with the SEC under the Investment Advisers Act of 1940) purchasing shares of the Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Smith Barney Financial Consultant.

Combined Right of Accumulation

Reduced sales charges, in accordance with the schedules in the Prospectuses, apply to any purchase of Class A shares if the aggregate investment in Class A shares of the relevant Fund and in Class A shares of other funds of the Smith Barney Mutual Funds that are offered with a sales charge, including the purchase being made, of any "purchaser" (as defined above) is $25,000 or more. The reduced sales charge is subject to confirmation of the shareholder's holdings through a check of appropriate records. The Trust reserves the right to terminate or amend the combined right of accumulation at any time after written notice to shareholders. For further information regarding the rights of accumulation, shareholders should contact a Smith Barney Financial Consultant.

Determination of Public Offering Prices

The Trust offers shares of the Funds to the public on a continuous basis. The public offering price for a Class A, Class Y and Class Z share of a Fund is equal to the net asset value per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for a Class B and Class C share (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000), is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A contingent deferred sales charge ("CDSC"), however, is imposed on certain redemptions of Class B and Class C shares and of Class A shares when purchased in amounts exceeding $500,000. The method of computation of the public offering price is shown in the Funds' financial statements incorporated by reference in their entirety into this Statement of Additional Information.


REDEMPTION OF SHARES

Detailed information on how to redeem shares of a Fund is included in its Prospectus. The right of redemption of shares of a Fund may be suspended or the date of payment postponed (a) for any periods during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than for customary weekend and holiday closings),
(b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for the protection of the Fund's shareholders.

	Distributions in Kind. If the Board of Trustees of the Trust determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make a redemption payment wholly in cash, the Trust may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund's net assets by distribution in kind of portfolio securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

	Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares of a Fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. Any applicable CDSC will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences).
To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund.
Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in a Fund at the same time he or she is participating in the Withdrawal Plan with respect to that Fund, purchases by such shareholders of additional shares in the Fund in amounts less than $5,000 will not ordinarily be permitted.

	Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates of the Fund from which withdrawals will be made with First Data, as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Fund involved. All applications for participation in the Withdrawal Plan must be received by First Data as Plan Agent no later than the eighth day of each month to be eligible for participation beginning with that month's withdrawal. For additional information regarding the Withdrawal Plan, contact your Smith Barney Financial Consultant.


DISTRIBUTOR

	Smith Barney serves as the Trust's distributor on a best efforts basis pursuant to a distribution agreement (the
"Distribution Agreement").

	PFS serves as one of the Trust's distributors with respect to the Exchange Reserve Fund pursuant to a Distribution Agreement dated November 20, 1995.

	When payment is made by the investor before the settlement date, unless otherwise directed by the investor, the funds will be held as a free credit balance in the investor's brokerage account, and Smith Barney may benefit from the temporary use of the funds. The investor may designate another use for the funds prior to settlement date, such as an investment in a money market fund (other than the Exchange Reserve Fund) of the Smith Barney Mutual Funds. If the investor instructs Smith Barney to invest the funds in a Smith Barney money market fund, the amount of the investment will be included as part of the average daily net assets of both the relevant Fund and the Smith Barney money market fund, and affiliates of Smith Barney that serve the funds in an investment advisory or administrative capacity will benefit from the fact they are receiving fees from both such investment companies for managing these assets computed on the basis of their average daily net assets. The Trust's Board of Trustees has been advised of the benefits to Smith Barney resulting from these settlement procedures and will take such benefits into consideration when reviewing the Advisory, Administration and Distribution Agreements for continuance.

	For the fiscal year ended July 31, 1997, Smith Barney and/or PFS incurred distribution expenses totaling approximately $73,773,261, consisting of approximately $3,088,019 for advertising, $770,603 for printing and mailing prospectuses, $31,569,280 for support services and overhead expenses, $36,763,766 to Smith Barney or PFS Financial Consultants and $1,581,592 for accruals for interest on the excess of Smith Barney and/or PFS expenses incurred in the distribution of the Fund's shares over the sum of the distribution fees and CDSC received by Smith Barney and/or PFS.

Distribution Arrangements

	Shares of the Trust are distributed on a best efforts basis by Smith Barney as sales agent of the Trust pursuant to the Distribution Agreement. To compensate Smith Barney for the services it provides and for the expense it bears under the Distribution Agreement, the Trust has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund, except Exchange Reserve Fund, pays Smith Barney a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% (0.15% in the case of Municipal High Income Fund) of the value of the Fund's average daily net assets attributable to its Class A, Class B and Class C shares. In addition, each Fund except the Exchange Reserve Fund, pays Smith Barney, with respect to its Class B and Class C shares, a distribution fee. The Exchange Reserve Fund pays PFS a distribution fee with respect to its Class B shares. The distribution fee is primarily intended to compensate Smith Barney and/or PFS for its initial expense of paying Financial Consultants a commission upon sales of those shares. The Class B and Class C shares' distribution fees, accrued daily and paid monthly, are calculated at the annual rate of 0.50% for Class B shares and 0.45% for Class C shares (0.50% for Class C shares in the case of Exchange Reserve Fund and 0.55% for Class C shares in the case of Municipal High Fund) of the value of a Fund's average daily net assets attributable to the shares of the respective Class.

	For the fiscal years ended July 31, 1995, 1996 and 1997,
Smith Barney received $52,644,615, $57,460,253 and $,
respectively, in the aggregate from the Trust under the Plan.

	The following expenses were incurred during the periods indicated:

Sales Charges (paid to Smith Barney).

Class A



									For the Period
			For the Fiscal					from August 1,
			Year Ended					1996 through
			July 31:						December 31,
			1995		1996		1997		1996
Convertible Fund		$8,900		$49,000		$19,000

Diversified Strategic
 Income Fund		471,500		792,000		983,000

High Income Fund	457,100		593,000		726,000

Premium Total Return
 Fund			594,400		968,000		--		$435,000

Municipal High Income
 Fund			68,794		47,000		46,000

Total Return Bond Fund	--		--		--

Utilities Fund		150,600		228,000		55,000


CDSC (paid to Smith Barney)

Class B


									For the Period
			For the Fiscal					from August 1,
			Year Ended					1996 through
			July 31:						December 31,
			1995		1996		1997		1996
Convertible Fund		$126,500 	$95,000 		$59,000

Diversified Strategic
 Income Fund		6,000,000	4,015,000	2,858,000

Exchange Reserve Fund	1,429,000	765,000		618,000

High Income Fund	1,000,000	915,000		831,000

Premium Total Return
 Fund			1,765,800	2,905,000	--		$1,009,000

Municipal High Income
 Fund			1,649,382	929,000		525,000

Total Return Bond Fund	--		--		--

Utilities Fund		4,738,800 	3,393,000	2,514,000


Service Fees and Distribution Fees


									For the Period
			For the Fiscal					from August 1,
			Year Ended					1996 through
			July 31:						December 31,
			1995		1996		1997		1996
Convertible Fund		$468,685 	$433,951 	$413,173

Diversified Strategic
 Income Fund		17,817,988	18,641,336	19,195,740

Exchange Reserve Fund	913,444	748,208	737,595

High Income Fund	4,029,911	4,893,170	5,818,152

Premium Total Return
 Fund			12,565,954	15,646,147	--		$7,545,851

Municipal High Income
 Fund			5,456,482	4,945,112	4,316,732

Total Return Bond Fund	--	--	--

Utilities Fund		12,305,595	12,152,329	9,205,137


	Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the Board of Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan. The Plan may not be amended to increase the amount to be spent for the services provided by Smith Barney or PFS without shareholder approval, and all amendments of the Plan must be approved by the Trustees in the manner described above. The Plan may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the Independent Trustees or, with respect to any Fund, by vote of a majority of the outstanding voting securities of the Class (as defined in the 1940
Act). Pursuant to the Plan, Smith Barney and PFS will provide the Board of Trustees with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.



VALUATION OF SHARES

Each Class' net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of procedures used by a Fund in valuing its assets.


	Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the net asset value of Funds investing in foreign securities may not take place contemporaneously with the determination of the prices of many of their respective portfolio securities used in such calculation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in good faith by the Trust's Board of Trustees. In carrying out the Board's valuation policies, MMC, as administrator, may consult with an independent pricing service (the "Pricing Service") retained by the Trust.



	Debt securities of United States issuers (other than U.S. government securities and short-term investments), including Municipal Securities held by Municipal High Income Fund, are valued by MMC, as administrator, after consultation with the Pricing Service approved by the Trust's Board of Trustees. When, in the judgment of the Pricing Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments for which, in the judgment of the Pricing Service, there are no readily obtainable market quotations are carried at fair value as determined by the Pricing Service. The procedures of the Pricing Service are reviewed periodically by the officers of the Trust under the general supervision and responsibility of the Board of Trustees.



EXCHANGE PRIVILEGE

Except as noted below, shareholders of any of the Smith Barney Mutual Funds may exchange all or part of their shares for shares of the same Class of other Smith Barney Mutual Funds, to the extent such shares are offered for sale in the shareholder's state of residence, on the basis of relative net asset value per share at the time of exchange as follows:

A.	Class A shares of any fund purchased with a sales charge
may be exchanged for Class A shares of any of the other funds. Class A shares of any fund may be exchanged without a sales charge for shares of the funds that are offered without a sales charge. Class A shares of any fund purchased without a sales charge may be exchanged for shares sold with a sales charge.

B.	Class A shares of any fund acquired by a previous
exchange of shares purchased with a sales charge may be exchanged for Class A shares of any of the other funds.

C.	Class B shares of any fund may be exchanged without a
sales charge. Class B shares of a Fund exchanged for Class B shares of another fund will be subject to the higher applicable CDSC of the two funds and, for purposes of calculating CDSC rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

	Dealers other than Smith Barney must notify First Data of the investor's prior ownership of Class A shares of Smith Barney
High Income Fund and the account number in order to accomplish an exchange of shares of Smith Barney High Income Fund under paragraph B above.

	The exchange privilege enables shareholders to acquire shares of the same Class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Smith Barney Financial Consultant.

	Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable CDSC, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.


PERFORMANCE DATA

From time to time, the Trust may quote the Funds' yield or total return in advertisements or in reports and other communications to shareholders. The Trust may include comparative performance information in advertising or marketing each Fund's shares. Such performance information may include the following industry and financial publications: Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investors Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of a Fund describes the expenses or performance of Class A, Class B, Class C or Class Y, it will also disclose such information for the other Classes.

Yield

Exchange Reserve Fund. The current yield for the Fund is computed by (a) determining the net change in the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of a seven-calendar-day period for which yield is to be quoted, (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the Fund may calculate a compound effective annualized yield by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

	For the seven-day period ended July 31, 1997, the annualized yield was 4.51%, and the compound effective yield was 4.61%. As of July 31, 1997, the Fund's average portfolio maturity was 47 days.

	Other Funds. The 30-day yield figure of a Fund other than Exchange Reserve Fund is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows:

	YIELD =2[(a-bcd+1)6-1]

Where:
a = dividends and interest earned during the period.
b = expenses accrued for the period (net of waiver and reimbursement).
c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
d = the maximum offering price per share on the last day of the period.

	For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

	Investors should recognize that, in periods of declining interest rates, a Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the Fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of such Fund's investments, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

Average Annual Total Return

The "average annual total return" figures for each Fund, other than Exchange Reserve Fund, are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

	P(1+T)n = ERV

Where:
P =	a hypothetical initial payment of $1,000.
T = 	average annual total return.
n = 	number of years.
ERV= 	Ending Redeemable Value of a hypothetical $1,000
investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

	The average annual total returns (with fees waived and without sales charge) of the Fund's Class A shares were as follows for the periods indicated:


			One-	Five-	Commencement
			Year	Year	of
Fund			Period	Period	Operations
Convertible Fund		21.94%	N/A	12.50%

Diversified Strategic
 Income Fund		11.36	N/A	8.52

High Income Fund	13.31	N/A	11.90

Premium Total Return
 Fund+			20.67	N/A	14.69

Municipal High Income
 Fund			10.39	N/A	7.23

Total Return Bond Fund 	--	--	--

Utilities Fund		15.48	N/A	9.25


+ 	For the Premium Total Return Fund, figures are for the
period ended December 31, 1996. For all other Funds, figures are for the period ended July 31, 1997.

	The average annual total returns (with fees waived and without CDSC) of the Fund's Class B shares were as follows for the periods indicated:



			One-	Five-	Ten-	Commencement
			Year	Year	Year	of
Fund			Period	Period	Period	Operations
Convertible Fund (1)	26.29%	11.28%	9.08%	9.44%

Diversified Strategic
 Income Fund (2)(6)	10.89	7.26	N/A	9.16

High Income Fund(3)(6)	17.72	11.03	9.32	9.41

Premium Total Return
 Fund+(4)		20.67	13.52	N/A	14.69

Municipal High Income
 Fund(4)(6)		9.88	6.03	7.56	8.35

Total Return Bond Fund	--	--	--	--

Utilities Fund(5)		14.80	7.87	N/A	10.21


+	For the Premium Total Return Fund, figures are for the period ended December 31, 1996. For all other Funds, figures are for the period ended July 31, 1997.
(1) Fund commenced operations on September 9, 1986.
(2) Fund commenced operations on December 28, 1989.
(3) Fund commenced operations on September 2, 1986.
(4) Fund commenced operations on September 16, 1985.
(5) Fund commenced operations on March 28, 1988.
(6) Prior to November 6, 1992, the maximum CDSC imposed on redemptions was 5.00%.

	The average annual total returns (with fees waived) of the Fund's Class C shares were as follows for the periods indicated:



			One-	Five-	Commencement
			Year	Year	of
Fund			Period	Period	Operations
Convertible Fund(3)	26.37%	N/A	16.40%

Diversified Strategic
 Income Fund (5)		10.92	N/A	7.41

High Income Fund (4)	17.76	N/A	12.83

Premium Total Return
 Fund+(1)		20.13	N/A	14.73

Municipal High Income
 Fund(2)			9.78	N/A	10.70

Total Return Bond Fund	--	--	--

Utilities Fund(6)		15.01	N/A	7.40


+	For the Premium Total Return Fund, figures are for the period ended December 31, 1996.  For all other Funds, figures are for the period ended July 31, 1997.
(1)	The Fund commenced selling Class C shares (previously
designated as Class D shares) on June 1, 1993.
(2)	The Fund commenced selling Class C shares (previously
designated as Class D shares) on November 17, 1994
(3)	The Fund commenced selling Class C shares (previously
designated as Class D shares) on November 7, 1994
(4)	The Fund commenced selling Class C shares (previously
designated as Class D shares) on August 24, 1994.
(5)	The Fund commenced selling Class C shares (previously
designated as Class D shares) on March 19, 1993.
(6)	The Fund commenced selling Class C shares (previously
designated as Class D shares) on February 4, 1993.

	A Class' total return figures calculated in accordance with the above formula assume that the maximum sales charge or maximum applicable CDSC, as the case may be, has been deducted for the hypothetical $1,000 initial investment at the time of purchase.

Aggregate Total Return

The aggregate total return figures for each Fund, other than Exchange Reserve Fund, represent the cumulative change in the value of an investment in the Class for the specified period and are computed by the following formula:
	ERV - P
	P

Where:
P =	a hypothetical initial payment of $10,000.
ERV=	Ending Redeemable Value of a hypothetical $10,000
investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

	The aggregate total returns (with fees waived) of the Class B shares of the Funds indicated were as follows for the periods indicated:

No Load*


			One-	Five-	Ten-	Commencement
			Year	Year	Year	of
Fund			Period	Period	Period	Operations
Convertible Fund(1)	26.29%	70.64%	138.43%167.86%

Diversified Strategic
 Income Fund(2)(6)	10.89	41.99	N/A	94.63

High Income Fund(3)(6)	17.72	68.74	143.71	166.99

Premium Total Return
 Fund+(4)		20.09	88.52	N/A	314.70

Municipal High Income
 Fund(4)(6)		9.88	34.03	107.33	159.26

Total Return Bond
 Fund (7)		N/A	N/A	N/A	N/A

Utilities Fund(5)		14.88	46.03	N/A	148.20



Load**


			One-	Five-	Ten-	Commencement
			Year	Year	Year	of
Fund			Period	Period	Period	Operations
Convertible Fund(1)	21.29%	69.64%	138.43%167.86%

Diversified Strategic
 Income Fund(2)(6)	6.39	40.99	N/A	94.63

High Income Fund(3)(6)	13.22	67.74	143.71	166.99

Premium Total Return
 Fund +(4)		15.09	87.52	N/A	314.16

Municipal High Income
 Fund(4)(6)		5.38	33.03	107.33	159.26

Total Return Bond
 Fund (7)		N/A	N/A	N/A	N/A

Utilities Fund(5)		9.88	45.03	N/A	148.20


+	For the Premium Total Return Fund, figures are for the period ended December 31, 1996.  For all other Funds, figures are for the period ended July 31, 1997.
*	Figures do not include the effect of the maximum sales charge or maximum applicable CDSC. If they had been included, it would have the effect of lowering the returns shown.
**	Figures include the effect of the maximum sales charge or
maximum applicable CDSC.
(1) 	Fund commenced operations on September 9, 1986.
(2) 	Fund commenced operations on December 28, 1989.
(3)	Fund commenced operations on September 2, 1986.
(4)	Fund commenced operations on September 16, 1985.
(5)	Fund commenced operations on March 28, 1988.
(6)	Prior to November 6, 1992 the maximum CDSC imposed on
redemptions was 5%.
(7)	Fund commenced operations on January 21, 1998.

	The aggregate total returns (with fees waived) of the Class A and Class C shares of the Funds indicated were as follows for the periods indicated:

No Load*


			One-	Five-	Commencement
			Year	Year	of
Fund/Class		Period	Period	Operations
Convertible Fund
Class A (1)		26.94%	N/A	72.83%
Class C (2)		26.37	N/A	51.42

Diversified Strategic Income Fund
Class A (1)		11.36	N/A	47.29
Class C (3)		10.92	N/A	36.68

High Income Fund
Class A (1)		18.31	N/A	70.25
Class C (4)		17.76	N/A	42.54

Premium Total Return Fund+
Class A (1)		20.67	N/A	76.73
Class C (5)		20.13	N/A	61.83

Municipal High Income Fund
Class A (1)		10.39	N/A	39.19
Class C (6)		15.01	N/A	31.62

Total Return Bond Fund (8)
Class A			N/A	N/A	N/A
Class C			N/A	N/A	N/A

Utilities Fund
Class A (1)		15.48	N/A	52.04
Class C (7)		15.01	N/A	37.77



Load**


			One-	Five-	Commencement
			Year	Year	of
Fund			Period	Period	Operations
Convertible Fund
Class A (1)		20.62	N/A	64.15
Class C (2)		25.37	N/A	51.42

Diversified Strategic Income Fund
Class A (1)		6.33	N/A	40.63
Class C (3)		9.92	N/A	36.68

High Income Fund
Class A (1)		12.96	N/A	62.58
Class C (4)		16.76	N/A	42.54

Premium Total Return Fund+
Class A (1)		14.64	N/A	67.87
Class C (5)		19.13	N/A	61.83

Municipal High Income Fund
Class A (1)		5.98	N/A	33.60
Class C (6)		8.78	N/A	31.62

Total Return Bond Fund (8)
Class A			N/A	N/A	N/A
Class C			N/A	N/A	N/A

Utilities Fund
Class A (1)		9.73	N/A	44.40
Class C (7)		14.01	N/A	37.77


+	For the Premium Total Return Fund, figures are for the period ended December 31, 1996.  For all other Funds, figures are for the period ended July 31, 1997.
*	Figures do not include the effect of the maximum sales charge or maximum applicable CDSC.
**	Figures include the effect of the maximum sales charge or
maximum applicable CDSC.
(1)	The Fund commenced selling Class A shares on November 6,
1992.
(2)	The Fund commenced selling Class C shares (previously
designated as Class D shares) on November 7, 1994.
(3)	The Fund commenced selling Class C shares (previously
designated as Class D shares) on March 19, 1993.
(4)	The Fund commenced selling Class C shares (previously
designated as Class D shares) on August 24, 1994.
(5)	The Fund commenced selling Class C shares (previously
designated as Class D shares) on June 1, 1993.
(6)	The Fund commenced selling Class C shares (previously
designated as Class D shares) on November 17, 1994.
(7)	The Fund commenced selling Class C shares (previously
designated as Class D shares) on February 4, 1993.
(8)	The Fund commenced selling Class A and Class C shares on
January 21, 1998.

	It is important to note that the yield and total return figures set forth above are based on historical earnings and are not intended to indicate future performance.

	A Class' performance will vary from time to time depending upon market conditions, the composition of the relevant Fund's portfolio and operating expenses and the expenses exclusively attributable to that Class. Consequently, any given performance quotation should not be considered representative of the Class' performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Class' performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment company's portfolio securities.


TAXES

The following is a summary of certain Federal income tax considerations that may affect the Trust and its shareholders. This summary is not intended as a substitute for individual tax advice and investors are urged to consult their own tax advisors as to the tax consequences of an investment in any Fund of the Trust.

Tax Status of the Funds

Each Fund will be treated as a separate taxable entity for Federal income tax purposes.

	Each Fund has qualified and the Trust intends that each Fund continue to qualify separately each year as a "regulated investment company" under the Code. A qualified Fund will not be liable for Federal income taxes to the extent its taxable net investment income and net realized capital gains are distributed to its shareholders, provided that each Fund distributes at least 90% of its net investment income. One of the several requirements for qualification is that a Fund receive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of equity or debt securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's investment in such stock, securities, or currencies. The Trust does not expect any Fund to have difficulty meeting this test.

	To qualify as a regulated investment company, a Fund also must earn less than 30% of its gross income from the disposition of securities held for less than three months. The 30% test will limit the extent to which a Fund may sell securities held for less than three months; effect short sales of securities held for less than three months; write options which expire in less than three months; and effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months. (If a Fund purchases a put option for the purpose of hedging an underlying portfolio security, the acquisition of the option is treated as a short sale of the underlying security unless the option and the security are acquired on the same date.) Finally, as discussed below, this requirement also may limit investments by certain Funds in options on stock indexes, options on non-convertible debt securities, futures contracts and options on futures contracts, and foreign currencies (or options, futures or forward contracts on foreign currencies) but only to the extent that such foreign currencies are not directly related to the Trust's principal business of investing in securities.

Taxation of Investment by the Funds

Gains or losses on sales of securities by a Fund generally will be long-term capital gains or losses if the Fund has held the securities for more than one year. Gains or losses on sales of securities held for not more than one year generally will be short-term. If a Fund acquires a debt security at a substantial discount, a portion of any gain upon sale or redemption will be taxed as ordinary income, rather than capital gain, to the extent that it reflects accrued market discount.


	Options and Futures Transactions. The tax consequences of options transactions entered into by a Fund will vary depending on the nature of the underlying security, whether the option is written or purchased, and whether the "straddle" rules, discussed separately below, apply to the transaction. When a Fund writes a call or put option on an equity or convertible debt security, it will receive a premium that will, subject to the straddle rules, be treated as follows for tax purposes. If the option expires unexercised, or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of the closing purchase transaction exceeds the amount of the premium) without regard to any unrealized gain or loss on the underlying security. Any such gain or loss will be a short-term capital gain or loss, except that any loss on a "qualified" covered call stock option that is not treated as a part of a straddle may be treated as long-term capital loss. If a call option written by a Fund is exercised, the Fund will recognize a capital gain or loss from the sale of the underlying security, and will treat the premium as additional sales proceeds. Whether the gain or loss will be long-term or short-term will depend on the holding period of the underlying security. If a put option written by a Fund is exercised, the amount of the premium will reduce the tax basis of the security that the Fund then purchases.

	If a put or call option that a Fund has purchased on an equity or convertible debt security expires unexercised, the Fund will realize capital loss equal to the cost of the option. If the Fund enters into a closing sale transaction with respect to the option, it will realize a capital gain or loss (depending on whether the proceeds from the closing transaction are greater or less than the cost of the option). The gain or loss will be short-term or long-term, depending on the Fund's holding period in the option. If the Fund exercises such a put option, it will realize a short-term capital gain or loss (long-term if the Fund holds the underlying security for more than one year before it purchases the put) from the sale of the underlying security measured by the sales proceeds decreased by the premium paid. If the Fund exercises such a call option, the premium paid for the option will be added to the tax basis of the security purchased.

	One or more Funds may invest in section 1256 contracts, and the Code imposes a special "mark-to-market" system for taxing these contracts. These contracts generally include options on non-convertible debt securities (including United States government securities), options on stock indexes, futures contracts, options on futures contracts and certain foreign currency contracts. Options on foreign currency, futures contracts on foreign currency and options on foreign currency futures will qualify as "section 1256" contracts if the options or futures are traded on or subject to the rules of a qualified board or exchange. Generally, most of the foreign currency options and foreign currency futures and related options in which certain Funds may invest will qualify as section 1256 contracts. In general, gain or loss on section 1256 contracts will be taken into account for tax purposes when actually realized (by a closing transaction, by exercise, by taking delivery or by other termination). In addition, any section 1256 contracts held at the end of a taxable year will be treated as sold at their year-end fair market value (that is, marked to the market), and the resulting gain or loss will be recognized for tax purposes. Provided that section 1256 contracts are held as capital assets and are not part of a straddle, both the realized and the unrealized year-end gain or loss from these investment positions (including premiums on options that expire unexercised) will be treated as 60% long-term and 40% short-term capital gain or loss, regardless of the period of time particular positions actually are held by a Fund.

	A portion of the mark-to-market gain on instruments held for less than three months at the close of a Fund's taxable year may represent a gain on securities held for less than three months for purposes of the 30% test discussed above. Accordingly, a Fund may have to restrict its fourth-quarter transactions in section 1256 contracts.


	Straddles. While the mark-to-market system is limited to
section 1256 contracts, the Code contains other rules applicable to transactions which create positions which offset positions in section 1256 or other investment contracts. Those rules, applicable to "straddle" transactions, are intended to eliminate any special tax advantages for such transactions. "Straddles" are defined to include "offsetting positions" in actively-traded personal property. Under current law, it is not clear under what circumstances one investment made by a Fund, such as an option or futures contract, would be treated as "offsetting" another investment also held by the Fund, such as the underlying security (or vice versa) and, therefore, whether the Fund would be treated as having entered into a straddle. In general, investment positions may be "offsetting" if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions (although certain "qualified" covered call stock options written by a Fund may be treated as not creating a straddle). Also, the forward currency contracts entered into by a Fund may result in the creation of "straddles" for Federal income tax purposes.

	If two (or more) positions constitute a straddle, a realized loss from one position (including a mark-to-market loss) must be deferred to the extent of unrecognized gain in an offsetting position. Also, the holding period rules described above may be modified to re-characterize long-term gain as short-term gain, or to re-characterize short-term loss as long-term loss, in connection with certain straddle transactions. Furthermore, interest and other carrying charges allocable to personal property that is part of a straddle must be capitalized. In addition, "wash sale" rules apply to straddle transactions to prevent the recognition of loss from the sale of a position at a loss where a new offsetting position is or has been acquired within a prescribed period. To the extent that the straddle rules apply to positions established by a Fund, losses realized by the Fund may be either deferred or re-characterized as long-term losses, and long-term gains realized by the Fund may be converted to short-term gains.

	If a Fund chooses to identify particular offsetting positions as being components of a straddle, a realized loss will be recognized, but only upon the liquidation of all of the components of the identified straddle. Special rules apply to the treatment of "mixed" straddles (that is, straddles consisting of a section 1256 contract and an offsetting position that is not a section 1256 contract). If a Fund makes certain elections, the section 1256 contract components of such straddles will not be subject to the "60%/40%" mark-to-market rules. If any such election is made, the amount, the nature (as long-or short-term) and the timing of the recognition of the Fund's gains or losses from the affected straddle positions will be determined under rules that will vary according to the type of election made.

	Constructive Sales. If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") at the time it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.

	Section 988. Foreign currency gain or loss from transactions in (a) bank forward contracts not traded in the interbank market and (b) futures contracts traded on a foreign exchange may be treated as ordinary income or loss under the Code section 988. A Fund may elect to have section 988 apply to section 1256 contracts. Pursuant to that election, foreign currency gain or loss from these transactions would be treated entirely as ordinary income or loss when realized. A Fund will make the election necessary to gain such treatment if the election is otherwise in the best interests of the Fund.



Taxation of the Trust's Shareholders

Dividends paid by a Fund from investment income and distributions of short-term capital gains will be taxable to shareholders as ordinary income for Federal income tax purposes, whether received in cash or reinvested in additional shares. Distributions of long-term capital gains will be taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of the length of time that the shareholder has held his or her shares of the Fund. A portion of long-term capital gains (including such gains attributable to the 60% long-term gains portion of gains on Section 1256 contracts) may be designated as eligible for the 20% maximum capital gains tax rate on gains realized by individuals from capital assets held for more than 18 months.

	Dividends of investment income (but not capital gains) from any Fund generally will qualify for the Federal dividends-received deduction for domestic corporate shareholders to the extent that such dividends do not exceed the aggregate amount of dividends received by the Fund from domestic corporations. If securities held by a Fund are considered to be "debt-financed" (generally, acquired with borrowed funds), are held by the Fund for less than 46 days (91 days in the case of certain preferred stock), or are subject to certain forms of hedges or short sales, the portion of the dividends paid by the Fund which corresponds to the dividends paid with respect to such securities will not be eligible for the corporate dividends-received deduction.

	If a shareholder (a) incurs a sales charge in acquiring or redeeming Fund shares and (b) disposes of those shares and acquires within 90 days after the original acquisition, or (c) acquires within 90 days of the redemption, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (i.e., exchange privilege), the original sales charge increases the shareholder's tax basis in the original shares only to the extent the otherwise applicable sales charge for the second acquisition is not reduced. The portion of the original sales charge that does not increase the shareholder's tax basis in the original shares would be treated as incurred with respect to the second acquisition and, as a general rule, would increase the shareholder's tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired or redeemed shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

	Capital Gains Distribution. As a general rule, a shareholder who redeems or exchanges his or her shares will recognize long-term capital gain or loss if the shares have been held for more than one year, and will recognize short-term capital gain or loss if the shares have been held for one year or less. However, if a shareholder receives a distribution taxable as long-term capital gain with respect to shares of a Fund and redeems or exchanges the shares before he or she has held them for more than six months, any loss on such redemption or exchange that is less than or equal to the amount of the distribution will be treated as a long-term capital loss.

	Backup Withholding. If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to such withholding, then the shareholder may be subject to a 31% "backup withholding tax" with respect to
(a) any taxable dividends and distributions and (b) any proceeds of any redemption of Trust shares. An individual's taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a shareholder's regular Federal income tax liability.


	Municipal High Income Fund. Because the Municipal High Income Fund will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares of the Fund will not be deductible for Federal income tax purposes. If a shareholder redeems or exchanges shares of the Fund with respect to which he receives an exempt-interest dividend before holding the shares for more than six months, no loss will be allowed on the redemption or exchange to the extent of the dividend received. Also, that portion of any dividend from the Fund which represents income from private activity bonds other than those issued for charitable, educational and certain other purposes held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds or a person "related" to a substantial user. Investors should consult their own tax advisors to see whether they may be substantial users or related persons with respect to a facility financed by bonds in which the Fund may invest. Moreover, investors receiving social security or certain other retirement benefits should be aware that tax-exempt interest received from the Fund may under certain circumstances cause up to one-half of such retirement benefits to be subject to tax. If the Fund receives taxable investment income, it will designate as taxable the same percentage of each dividend as the actual taxable income bears to the total investment income earned during the period for which the dividend is paid. The percentage of each dividend designated as taxable, if any, may, therefore, vary. Dividends derived from interest from Municipal Securities which are exempt from Federal tax also may be exempt from personal income taxes in the state where the issuer is located, but in most cases will not be exempt under the tax laws of other states or local authorities. Annual statements will set forth the amount of interest from Municipal Securities earned by the Fund in each state or possession in which issuers of portfolio securities are located.


ADDITIONAL INFORMATION

	The Trust was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated March 12, 1985, as amended from time to time, and on November 5, 1992 the Trust filed an Amended and Restated Master Trust Agreement (the "Trust Agreement"). The Trust commenced business as an investment company on September 16, 1985, under the name Shearson Lehman Special Portfolios. On February 21, 1986, December 6, 1988, August 27, 1990, November 5, 1992, July
30, 1993 and October 14, 1994, the Trust changed its name to Shearson Lehman Special Income Portfolios, SLH Income Portfolios, Shearson Lehman Brothers Income Portfolios, Shearson Lehman Brothers Income Funds, Smith Barney Shearson Income Funds and
Smith Barney Income Funds, respectively.

	PNC Bank is located at 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103, and serves as the custodian for each of the Funds, except Diversified Strategic Income Fund. Chase, located at Chase MetroTech Center, Brooklyn, NY 11245, serves as the custodian for Diversified Strategic Income Fund. Under their respective custodian agreements with the respective Funds, each custodian is authorized to establish separate accounts for foreign securities owned by the appropriate Fund to be held with foreign branches of other U.S. banks as well as with certain foreign banks and securities depositories. For its custody services to the Trust, each custodian receives monthly fees based upon the month-end aggregate net asset value of the appropriate Fund, plus certain charges for securities transactions including out-of-pocket expenses, and costs of any foreign and domestic sub-custodians. The assets of the Trust are held under bank custodianship in compliance with the 1940 Act.

	First Data is located at Exchange Place, Boston, Massachusetts 02109, and serves as the Trust's transfer agent. Under the transfer agency agreement, First Data maintains the shareholder account records for the Trust, handles certain communications between shareholders and the Trust and distributes dividends and distributions payable by each Fund. For these services First Data receives from each Fund a monthly fee computed on the basis of the number of shareholder accounts maintained during the year for each Fund and is reimbursed for certain out-of-pocket expenses.


VOTING RIGHTS

	The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that in accordance with the 1940 Act at any time at least a majority, but in most instances at least two-thirds, of the Trustees have been elected by the shareholders of the Fund. Shares do not have cumulative voting rights and therefore the holders of more than 50% of the outstanding shares of the Fund may elect all of the Trustees irrespective of the votes of other shareholders. Class A, Class B, Class C and Class Y shares of a Fund, if any, represent interests in the assets of that Fund and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each Class of shares has exclusive voting rights with respect to provisions of the Fund's Rule 12b-1 distribution plan which pertain to a particular class. For example, a change in investment policy for a Fund would be voted upon only by shareholders of the Fund involved. Additionally, approval of each Fund's Investment Advisory Agreement is a matter to be determined separately by that Fund. Approval of a proposal by the shareholders of one Fund is effective as to that Fund whether or not enough votes are received from the shareholders of the other Funds to approve the proposal as to those Funds. As of October 31, 1997, the following shareholders beneficially owned 5% or more of a class of shares of a Fund:

Convertible Fund Class C

Norman O. Davis and Karen J. Davis, Trustees
Davis Trust 1995 u/a/d 10/18/95
5280 Via Ester
Yorba Linda, CA 92686-4530
owned 6,131.730 (7.9325%) shares

Edith B. Cappel
1549 Rockledge Lane #1
Walnut Creek, CA 94595-2485
owned 5,067.523 (6.5557%) shares

Marsha L. Miller, Trustee
FBO Christopher Travis Hedenann Trust
u/a/d 1/5/88
P.O. Box 540303
Houston, TX 77254-0303
owned 3,973.850 (5.1409%) shares

Convertible Fund Class Y

Smith Barney Concert Series, Inc.
Balanced Portfolio
PNC Bank, NA
Attn: Beverly Timson
200 Stevens Drive Suite 440
Lester, PA 19113-1522
owned 1,897,887.672 (70.2272%) shares

Smith Barney Concert Series, Inc.
Conservative Portfolio
PNC Bank, NA
Attn: Beverly Timson
200 Stevens Drive Suite 440
Lester, PA 19113-1522
owned 512,122.585 (18.9499%) shares

Smith Barney Concert Series, Inc.
Income Portfolio
PNC Bank, NA
Attn: Beverly Timson
200 Stevens Drive Suite 440
Lester, PA 19113-1522
owned 143,872.407 (5.3236%) shares

Diversified Strategic Income Fund Class Y

Smith Barney Concert Series, Inc.
Balanced Portfolio
PNC Bank, NA
Attn: Beverly Timson
200 Stevens Drive Suite 440
Lester, PA 19113-1522
owned 6,706,119.974 (59.6145%) shares

Smith Barney Concert Series, Inc.
Conservative Portfolio
PNC Bank, NA
Attn: Beverly Timson
200 Stevens Drive Suite 440
Lester, PA 19113-1522
owned 2,384,904.133 (21.2007%) shares

Smith Barney Concert Series, Inc.
Income Portfolio
PNC Bank, NA
Attn: Beverly Timson
200 Stevens Drive Suite 440
Lester, PA 19113-1522
owned 1,356,386.933 (12.0576%) shares



Diversified Strategic Income Fund Class Z

Citibank NA, Custodian
Smith Barney Shearson 401(k) Savings Plan
Smith Barney Account
Attn: Nancy Kronenberg
111 Wall Street FISD/20th Floor
New York, NY 10043
owned 2,534,451.818 (99.9949%) shares

High Income Fund Class Y

Smith Barney Concert Series, Inc.
Growth Portfolio
PNC Bank, NA
Attn: Beverly Timson
200 Stevens Drive Suite 440
Lester, PA 19113-1522
owned 4,926,349.245 (35.3241%) shares

Smith Barney Concert Series, Inc.
High Growth Portfolio
PNC Bank, NA
Attn: Beverly Timson
200 Stevens Drive Suite 440
Lester, PA 19113-1522
owned 3,982,698.793 (28.5577%) shares

CoreStates Bank NA
NDTA
Taxable Account
Attn: Charles Mercado/Joe Alteri
P.O. Box 7829
Philadelphia, PA 19101-7829
owned 1,834,560.768 (13.1546%) shares

CoreStates Bank NA
ANDTA
IRA Account
Attn: Charles Mercado/Joe Alteri
P.O. Box 7829
Philadelphia, PA 19101-7829
owned 1,029,694.691 (7.3833%) shares

Smith Barney Concert Series, Inc.
Income Portfolio
PNC Bank, NA
Attn: Beverly Timson
200 Stevens Drive Suite 440
Lester, PA 19113-1522
owned 943,794.447 (6.7674%) shares

Smith Barney Concert Series, Inc.
Conservative Portfolio
PNC Bank, NA
Attn: Beverly Timson
200 Stevens Drive Suite 440
Lester, PA 19113-1522
owned 808,272.816 (5.7956%) shares

High Income Fund Class Z

Ennis D. Robertson
Carefree Country Club
9705 Lake Bess Road #253
Winter Haven, FL 33884-3225
owned 4,219.858 (47.0815%) shares

Ennis D. Robertson
Smith Barney Inc. IRA Custodian
Carefree Country Club
9705 Lake Bess Road #253
Winter Haven, FL 33884-3225
owned 3,664.199 (40.8819%) shares

Michael A. Blum
Smith Barney Inc. Rollover Custodian
235 East 22nd Street, Apt. 101
New York, NY 10010-4637
owned 879.249 (9.8099%) shares

Premium Total Return Fund Class Y

Smith Barney Concert Series, Inc.
Balanced Portfolio
PNC Bank, NA
Attn: Beverly Timson
200 Stevens Drive Suite 440
Lester, PA 19113-1522
owned 1,621,857.688 (76.3720%) shares

Smith Barney Concert Series, Inc.
Conservative Portfolio
PNC Bank, NA
Attn: Beverly Timson
200 Stevens Drive Suite 440
Lester, PA 19113-1522
owned 219,513.609 (10.3367%) shares

Smith Barney Concert Series, Inc.
Select Balanced Portfolio
PNC Bank, NA
Attn: Beverly Timson
200 Stevens Drive Suite 440
Lester, PA 19113-1522
owned 127,272.269 (5.9931%) shares

Smith Barney Concert Series, Inc.
Income Portfolio
PNC Bank, NA
Attn: Beverly Timson
200 Stevens Drive Suite 440
Lester, PA 19113-1522
owned 123,891.848 (5.8339%) shares

Municipal High Income Fund Class C

Margaret C. Glass
311 Louise Drive
Lafayette, LA 70506-3239
owned 5,452.029 (12.3651%) shares

Albert P. Brown
4248 Saratoga Avenue, K-384
Downers Grove, IL 60515-1973
owned  4,489.778 (10.1828%) shares

Joseph Giralano and Gloria Giralano, JTWRS
1435 Clinton Place
River Forest, IL 60305-1205
owned 4,188.661 (9.4998%) shares

John J. Madden and Deborah A. Madden, JTWRS
1920 Sandhill Road
Indianapolis, IN 46217-4659
owned 2,949.181 (6.6887%) shares

Deloa Oakes
3700 Taft
Boise, ID 83703-4876
owned 2,917.132 (6.6160%) shares

Daniel D. Dunsing and L. Mae Dunsing, TIC
Sub-Acount 1
P.O. Box 12
Sitka, AK 99835-0012

 Utilities Fund Class Y

Smith Barney Concert Series, Inc.
Select Balanced Portfolio
PNC Bank, NA
Attn: Beverly Timson
200 Stevens Drive Suite 440
Lester, PA 19113-1522
owned 87,595.967 (74.5319%) shares

Smith Barney Concert Series, Inc.
Select Conservative Portfolio
PNC Bank, NA
Attn: Beverly Timson
200 Stevens Drive Suite 440
Lester, PA 19113-1522
owned 21,266.015 (18.0944%) shares

Smith Barney Concert Series, Inc.
Select Income Portfolio
PNC Bank, NA
Attn: Beverly Timson
200 Stevens Drive Suite 440
Lester, PA 19113-1522
owned 8,582.457 (7.3024%) shares

Utilities Fund Class Z

Citibank NA, Custodian
Smith Barney Shearson 401(k) Savings Plan
Smith Barney Account
Attn: Nancy Kronenberg
111 Wall Street FISD/20th Floor
New York, NY 10043
owned 739,802.184 (95.9836%) shares


FINANCIAL STATEMENTS

The Funds' Annual Reports for the fiscal year ended July 31, 1997 (except for the Premium Total Return Fund, whose Annual Report is for the fiscal year ended December 31, 1996), accompany this Statement of Additional Information and are incorporated herein by reference in their entirety.



APPENDIX

Description of Ratings

Description of S&P Corporate Bond Ratings

	AAA

	Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

	AA

	Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

	A

	Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

	BBB

	Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

	BB, B and CCC

	Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and CCC, the highest degrees of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


Description of Moody's Corporate Bond Ratings

	Aaa

	Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


	Aa

	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

	A

	Bonds which are rated A possess favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

	Baa

	Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

	Ba

	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

	B

	Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

	Caa

	Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

	Moody's applies the numerical modifier 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


Description of S&P Municipal Bond Ratings

	AAA

	Prime -- These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

	General Obligation Bonds -- In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

	Revenue Bonds -- Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, debt service reserve requirements) are rigorous. There is evidence of superior management.

	AA

	High Grade -- The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

	A

	Good Grade -- Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse affects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the ratings differ from the two higher ratings because:

	General Obligation Bonds -- There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

	Revenue Bonds -- Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

	BBB

	Medium Grade -- Of the investment grade ratings, this is the lowest. Bonds in this group are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

	General Obligation Bonds -- Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

	Revenue Bonds -- Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

	BB, B, CCC and CC

	Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB includes the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
	C

	The rating C is reserved for income bonds on which no interest is being paid.

	D

	Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

	S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.


Description of S&P Municipal Note Ratings

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have satisfactory capacity to pay principal and interest.


Description of Moody's Municipal Bond Ratings

	Aaa

	Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


	Aa

	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

	A

	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

	Baa

	Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

	Ba

	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

	B

	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

	Caa

	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

	Ca

	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

	C

	Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
	Moody's applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic ratings category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic ratings category.


Description of Moody's Municipal Note Ratings

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short- and long-term credit risk. Loans bearing the designation MIG 1/VMIG 1 are the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2/VMIG 2 are of high quality, with margins of protection ample, although not as large as the preceding group. Loans bearing the designation MIG 3/VMIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. Loans bearing the designation MIG 4/VMIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.


Description of Commercial Paper Ratings

The rating A-1+ is the highest, and A-1 the second highest, commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strength combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics which would warrant a senior bond rating of A- or higher) or the direct credit support of an issuer or guarantor that possesses above average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 must have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.

	The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (a) evaluation of the management of the issuer; (b) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (c) evaluation of the issuer's products in relation to competition and customer acceptance;
(d) liquidity; (e) amount and quality of long-term debt; (f) trend of earnings over a period of ten years; (g) financial strength of parent company and the relationships which exist with the issuer; and (h) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

	Short-term obligations, including commercial paper, rated A-1+ by IBCA Limited or its affiliate IBCA Inc. are obligations supported by the highest capacity for timely repayment. Obligations rated A-1 have a very strong capacity for timely repayment. Obligations rated A-2 have a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic and financial conditions.

	Thomson BankWatch employs the rating "TBW-1" as its highest category, which indicates that the degree of safety regarding timely repayment of principal and interest is very strong. "TBW-2" is its second highest rating category. While the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

	Fitch Investors Services, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance of timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance of timely payment although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

	Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

	Various NRSROs utilize rankings within ratings categories indicated by a + or -. The Funds, in accordance with industry practice, recognize such ratings within categories as gradations, viewing for example S&P's rating of A-1+ and A-1 as being in S&P's highest rating category.





						Smith Barney
						INCOME FUNDS





						Statement of
						Additional Information
						November 28, 1997, as amended on January
21, 1998



Convertible Fund



Diversified Strategic Income Fund



Exchange Reserve Fund



High Income Fund



Premium Total Return Fund



Municipal High Income Fund



Total Return Bond Fund



Utilities Fund





Smith Barney
Income Funds
388 Greenwich Street
New York, New York 10013					SMITH BARNEY
								A Member of The Travelers Group


FD 01217	   1/98